UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23199

First Trust High Yield Opportunities 2027 Term Fund
(Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)

Registrant’s telephone number, including area code: 630-765-8000

Date of fiscal year end: May 31

Date of reporting period: May 31, 2025

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	Following is a copy of the annual report transmitted to shareholders pursuant to Rule 30e-1 under the Act.

First Trust
High Yield Opportunities 2027 Term Fund (FTHY)

Annual Report
For the Year Ended
May 31, 2025

Table of Contents
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Annual Report
May 31, 2025
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust High Yield Opportunities 2027 Term Fund (the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Principal Risks” in the Investment Objectives, Policies, Risks and Effects of Leverage section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of a relevant market benchmark.
It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
“AT A GLANCE”
As of May 31, 2025 (Unaudited)

Fund Statistics
Symbol on New York Stock Exchange	FTHY
Common Share Price	$14.39
Common Share Net Asset Value (“NAV”)	$15.02
Premium (Discount) to NAV	(4.19)%
Net Assets Applicable to Common Shares	$552,492,344
Current Distribution per Common Share(1)	$0.1250
Current Annualized Distribution per Common Share	$1.5000
Current Distribution Rate on Common Share Price(2)	10.42%
Current Distribution Rate on NAV(2)	9.99%
Common Share Price & NAV (weekly closing price)

Performance
Average Annual Total Returns
	1 Year Ended 5/31/25	Inception (6/25/20) to 5/31/25
Fund Performance(3)
NAV	8.84%	3.70%
Market Value	13.22%	2.80%
Index Performance
ICE BofA US High Yield Constrained Index	9.27%	5.55%

(1)
Most recent distribution paid through May 31, 2025. Subject to change in the future.
(2)
Distribution rates are calculated by annualizing the most recent distribution paid through the report date and then dividing by Common Share Price or NAV, as applicable, as of May 31, 2025. Subject to change in the future.
(3)
Total return is based on the combination of reinvested dividend, capital gain, and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
“AT A GLANCE” (Continued)
As of May 31, 2025 (Unaudited)

Credit Quality (S&P Global Ratings)(4)	% of Total Investments
BBB-	2.1%
BB+	5.7
BB	12.7
BB-	16.8
B+	12.0
B	23.1
B-	10.8
CCC+	9.7
CCC	4.5
CCC-	0.7
Not Rated	1.4
Money Market Funds	0.5
Total	100.0%

Top 10 Issuers	% of Total Investments
Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer	2.5%
SS&C Technologies, Inc.	2.4
Sinclair Television Group, Inc.	1.9
Graham Packaging Co., Inc.	1.9
Acrisure LLC / Acrisure Finance, Inc.	1.9
1011778 BC ULC / New Red Finance, Inc.	1.8
Truist Insurance Holdings LLC (McGriff / Panther Escrow)	1.8
Hub International Ltd.	1.8
Lightning Power LLC	1.6
Ultimate Kronos Group (UKG, Inc.)	1.6
Total	19.2%

Industry Classification	% of Total Investments
Insurance	17.4%
Software	12.1
Media	6.8
Hotels, Restaurants & Leisure	5.4
Containers & Packaging	5.1
IT Services	4.6
Trading Companies & Distributors	4.4
Commercial Services & Supplies	4.1
Health Care Providers & Services	3.8
Building Products	3.1
Food Products	2.8
Professional Services	2.7
Health Care Technology	2.1
Life Sciences Tools & Services	2.0
Aerospace & Defense	2.0
Electric Utilities	1.9
Interactive Media & Services	1.6
Diversified Consumer Services	1.5
Automobile Components	1.4
Consumer Staples Distribution & Retail	1.4
Health Care Equipment & Supplies	1.3
Machinery	1.2
Household Products	1.1
Specialty Retail	1.1
Consumer Finance	1.0
Diversified Telecommunication Services	0.9
Oil, Gas & Consumable Fuels	0.9
Construction & Engineering	0.8
Construction Materials	0.7
Electronic Equipment, Instruments & Components	0.7
Ground Transportation	0.6
Automobiles	0.5
Money Market Funds	0.5
Chemicals	0.5
Diversified Financial Services	0.4
Household Durables	0.4
Capital Markets	0.3
Metals & Mining	0.2
Technology Hardware, Storage & Peripherals	0.2
Leisure Products	0.2
Pharmaceuticals	0.1
Financial Services	0.1
Real Estate Management & Development	0.1
Electrical Equipment	0.0*
Total	100.0%
* Amount is less than 0.1%

(4)
The ratings are by S&P Global Ratings except where otherwise indicated. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations except for those debt obligations that are only privately rated. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Investment grade is defined as those issuers that have a long-term credit rating of BBB- or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

Portfolio Commentary
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Annual Report
May 31, 2025 (Unaudited)
Advisor
The First Trust Advisors L.P. (“First Trust”) Leveraged Finance Team is comprised of 20 experienced investment professionals specializing in below investment grade securities. The team is comprised of portfolio management, research, trading and operations personnel. As of May 31, 2025, the First Trust Leveraged Finance Team managed or supervised approximately $6.9 billion in senior secured bank loans and high yield bonds. These assets are managed across various strategies, including two closed-end funds, an open-end fund, and five exchange-traded funds on behalf of retail and institutional clients.
Portfolio Management Team
William Housey, CFA – Managing Director of Fixed Income, Senior Portfolio Manager
Jeffrey Scott, CFA – Senior Vice President, Portfolio Manager
Kevin Ziets, CFA – Senior Vice President, Portfolio Manager

First Trust High Yield Opportunities 2027 Term Fund
The investment objective of the First Trust High Yield Opportunities 2027 Term Fund (“FTHY” or the “Fund”) is to provide current income. Under normal market conditions, the Fund will seek to achieve its investment objective by investing at least 80% of its Managed Assets in high yield debt securities of any maturity that are rated below investment grade at the time of purchase or unrated securities determined by the First Trust Leveraged Finance Team to be of comparable quality. “Managed Assets” means the total asset value of the Fund minus the sum of its liabilities, other than the principal amount of borrowings. High yield debt securities include U.S. and non-U.S. corporate debt obligations and senior secured floating rate loans (“Senior Loans”). Securities rated below investment grade are commonly referred to as “junk” or “high yield” securities and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. There can be no assurance that the Fund will achieve its investment objective or that the Fund’s investment strategies will be successful.
Commentary
During the 12-month period ended May 31, 2025, the Fund returned(1) 8.84% based on net asset value (“NAV”) and 13.22% based on market price. This compares to the ICE BofA US High Yield Constrained Index’s (the “Benchmark”) return of 9.27% over the same period.
The following key factors impacted Fund performance relative to the Benchmark during the same period:
•
Industry: Relative to the Benchmark, the primary contributors to the Fund’s performance were its underweight allocation to and selection within the energy and basic industries, and its selection within the capital goods industry. Mitigating those tailwinds were the Fund’s selection within the technology & electronics and healthcare industries, and its underweight allocation to and selection within the real estate industry.
•
Asset Type: The Fund’s bond selection was a significant positive contributor to performance relative to the Benchmark. Partially mitigating that tailwind was the Fund’s allocation to loans as bonds outperformed loans during the period (the Morningstar® LSTA® US Leveraged Loan Index returned 6.78% for the period). The Fund began the period with allocations of 84.63% to bonds and 15.37% to loans and ended the period with allocations of 80.82% to bonds and 19.18% to loans.
•
Credit Quality: The Fund maintained a defensive high-quality bias. Performance across the credit quality spectrum was positive during the period but generally assets rated CCC and below significantly outperformed higher rated assets. The Fund benefited from its position in assets rated CCC and below, however the Fund’s overweight allocation to investment grade assets mitigated that benefit.
•
Leverage: The Fund’s use of leverage was the largest positive contributor to performance relative to the Benchmark. The Fund began the period with 18.87% leverage and ended the period with 22.13%.
•
U.S. Treasury Rates: Interest rates were volatile during the period; however, the 10-Year U.S. Treasury yield ended the period nearly unchanged. The yield declined by a modest 10 basis points (“bps”) to 4.40% after entering the period at 4.50%. During the period, the yield rebounded from a low of 3.60% in September 2024 and retreated from a peak of 4.81% in January 2025. Falling treasury rates are generally a tailwind to fixed income assets.

(1)
Total return is based on the combination of reinvested dividend, capital gain, and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year.

Portfolio Commentary (Continued)
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Annual Report
May 31, 2025 (Unaudited)
•
Bond Spreads, Yields and Prices: High-yield bond spreads over treasuries widened by a modest 12 bps to T+332 bps during the period after rising from a low of T+259 bps in January 2025 and retreating from a peak of T+461 bps in April 2025. While high-yield bond spreads ended the period below the long-term average of T+525 bps (December 1996 – May 2025), a yield-to-worst of 7.53% remains compelling. High-yield bond prices increased by $3.11 to $95.65 and remain at a discount to par ($100). (Bloomberg. Performance of senior loans and high-yield bonds are based on the Morningstar® LSTA® U.S. Leveraged Loan Index and ICE BofA US High Yield Constrained Index, respectively.)
•
Defaults: The Fund experienced zero defaults during the period, compared to nine defaults in the JP Morgan High-Yield Bond Universe. Since inception, the Fund experienced two defaults, compared to 72 defaults in the JP Morgan High-Yield Bond Universe over the same time frame. The high-yield bond market default rate fell from 1.25% at the beginning of the period to 0.43% at the end of the period, remaining well below the long-term average of 2.87% (December 1998 – May 2025). The avoidance of defaults generally benefits performance.
Performance Analysis
Average Annual Total Returns
	1 Year Ended 5/31/25	Inception (6/25/20) to 5/31/25
Fund Performance(1)
NAV	8.84%	3.70%
Market Value	13.22%	2.80%
Index Performance
ICE BofA US High Yield Constrained Index	9.27%	5.55%

Performance of a $10,000 Initial Investment
June 25, 2020 - May 31, 2025
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
$8,000
$13,053
$11,461
6/25/20
5/31/21
5/31/22
5/31/23
5/31/24
5/31/25
First Trust High Yield Opportunities 2027 Term Fund
ICE BofA US High Yield Constrained Index

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
The Fund has a practice of seeking to maintain a relatively stable monthly distribution, which may be changed at any time. The practice has no impact on the Fund’s investment strategy and may reduce the Fund’s NAV. However, the Advisor believes the practice helps maintain the Fund’s competitiveness and may benefit the Fund’s market price and premium/discount to the Fund’s NAV. The monthly distribution rate began the period at $0.1300 per share and ended at $0.1250 per share. At the $0.1250 per share monthly distribution rate, the annualized distribution rate at May 31, 2025 was 9.99% at NAV and 10.42% at market price. For the twelve-month period ended May 31, 2025, 58.43% of the distributions were characterized as ordinary income and 41.57% were characterized as return of capital. The final determination of the source and tax status of all 2025 distributions will be made after end of 2025 and will be provided on Form 1099-DIV. The foregoing is not to be construed as tax advice. Please consult your tax advisor for further information regarding tax matters.

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Portfolio of Investments
May 31, 2025

Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (a) – 91.0%
	Aerospace & Defense – 2.1%
$316,000	Amentum Escrow Corp. (b)	7.25%	08/01/32	$322,618
420,000	Axon Enterprise, Inc. (b)	6.13%	03/15/30	429,408
280,000	Axon Enterprise, Inc. (b)	6.25%	03/15/33	284,782
3,403,000	TransDigm, Inc. (b)	6.75%	08/15/28	3,466,303
158,000	TransDigm, Inc. (b)	6.38%	03/01/29	160,773
2,281,000	TransDigm, Inc. (b)	6.63%	03/01/32	2,332,904
754,000	TransDigm, Inc. (b)	6.00%	01/15/33	746,635
3,665,000	TransDigm, Inc. (b)	6.38%	05/31/33	3,630,185
				11,373,608
	Alternative Carriers – 1.0%
4,662,000	Level 3 Financing, Inc. (b)	11.00%	11/15/29	5,294,473
	Apparel Retail – 1.0%
2,084,000	Hanesbrands, Inc. (b)	9.00%	02/15/31	2,203,755
2,216,000	Nordstrom, Inc.	4.00%	03/15/27	2,142,242
1,146,000	Nordstrom, Inc.	4.38%	04/01/30	1,045,426
				5,391,423
	Application Software – 4.7%
1,831,000	Cloud Software Group, Inc. (b)	6.50%	03/31/29	1,830,469
1,972,000	Cloud Software Group, Inc. (b)	9.00%	09/30/29	2,019,977
2,879,000	Cloud Software Group, Inc. (b)	8.25%	06/30/32	3,030,182
661,000	Ellucian Holdings, Inc. (b)	6.50%	12/01/29	669,221
2,445,875	GoTo Group, Inc. (b) (c)	5.50%	05/01/28	807,628
3,000,000	McAfee Corp. (b)	7.38%	02/15/30	2,777,316
1,513,000	Open Text Holdings, Inc. (b)	4.13%	12/01/31	1,372,319
6,464,000	RingCentral, Inc. (b)	8.50%	08/15/30	6,832,280
6,521,000	UKG, Inc. (b)	6.88%	02/01/31	6,723,542
				26,062,934
	Automobile Manufacturers – 0.7%
3,369,000	Ford Motor Co.	9.63%	04/22/30	3,825,914
	Automotive Retail – 0.4%
2,341,000	Mavis Tire Express Services Topco Corp. (b)	6.50%	05/15/29	2,227,291
	Broadcasting – 5.6%
10,442,400	iHeartCommunications, Inc. (b)	10.88%	05/01/30	5,133,171
5,067,000	Nexstar Media, Inc. (b)	5.63%	07/15/27	5,049,905
14,804,000	Sinclair Television Group, Inc. (b)	5.13%	02/15/27	13,989,780
343,000	Sirius XM Radio LLC (b)	5.50%	07/01/29	337,605
6,614,000	TEGNA, Inc.	4.63%	03/15/28	6,436,702
				30,947,163
	Building Products – 4.1%
2,445,000	Advanced Drainage Systems, Inc. (b)	6.38%	06/15/30	2,476,863
2,241,000	Builders FirstSource, Inc. (b)	6.38%	03/01/34	2,235,580
8,675,000	Builders FirstSource, Inc. (b)	6.75%	05/15/35	8,735,204
4,454,000	Miter Brands Acquisition Holdco, Inc. / MIWD Borrower LLC (b)	6.75%	04/01/32	4,490,309
1,840,000	MIWD Holdco II LLC / MIWD Finance Corp. (b)	5.50%	02/01/30	1,700,969
1,622,000	Standard Building Solutions, Inc. (b)	6.50%	07/30/32	1,648,361
574,000	Standard Industries, Inc. (b)	4.75%	01/15/28	563,993
858,000	Standard Industries, Inc. (b)	4.38%	07/15/30	805,859
				22,657,138
See Notes to Financial Statements

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Portfolio of Investments (Continued)
May 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (a) (Continued)
	Cable & Satellite – 3.0%
$1,567,000	CCO Holdings LLC / CCO Holdings Capital Corp. (b)	6.38%	09/01/29	$1,589,233
1,184,000	CCO Holdings LLC / CCO Holdings Capital Corp. (b)	4.75%	03/01/30	1,131,009
1,953,000	CCO Holdings LLC / CCO Holdings Capital Corp. (b)	4.50%	08/15/30	1,832,560
3,219,000	CCO Holdings LLC / CCO Holdings Capital Corp. (b)	7.38%	03/01/31	3,333,677
250,000	CSC Holdings LLC (b)	3.38%	02/15/31	163,965
7,469,000	CSC Holdings LLC (b)	4.50%	11/15/31	5,055,966
3,168,000	DISH Network Corp. (b)	11.75%	11/15/27	3,270,583
				16,376,993
	Casinos & Gaming – 2.4%
1,438,000	Boyd Gaming Corp. (b)	4.75%	06/15/31	1,347,684
1,999,000	Caesars Entertainment, Inc. (b)	4.63%	10/15/29	1,868,347
77,000	Caesars Entertainment, Inc. (b)	7.00%	02/15/30	79,060
2,299,000	Caesars Entertainment, Inc. (b)	6.00%	10/15/32	2,206,840
71,000	Churchill Downs, Inc. (b)	5.75%	04/01/30	70,052
3,891,000	Fertitta Entertainment LLC / Fertitta Entertainment Finance Co., Inc. (b)	6.75%	01/15/30	3,536,781
1,163,000	Light & Wonder International, Inc. (b)	7.50%	09/01/31	1,202,556
293,000	Scientific Games Holdings, L.P. / Scientific Games US Finance Co., Inc. (b)	6.63%	03/01/30	277,980
2,286,000	Station Casinos LLC (b)	4.50%	02/15/28	2,218,512
408,000	Station Casinos LLC (b)	4.63%	12/01/31	373,751
				13,181,563
	Commercial Printing – 0.2%
1,440,000	LABL, Inc. (b)	8.63%	10/01/31	1,193,410
	Construction & Engineering – 1.0%
3,855,000	Pike Corp. (b)	5.50%	09/01/28	3,827,030
1,235,000	Pike Corp. (b)	8.63%	01/31/31	1,331,737
273,000	Williams Scotsman Inc (b)	6.63%	04/15/30	280,024
				5,438,791
	Construction Materials – 0.9%
4,953,000	Quikrete Holdings, Inc. (b)	6.75%	03/01/33	5,030,024
	Consumer Finance – 1.2%
560,000	EZCORP, Inc. (b)	7.38%	04/01/32	582,541
3,056,000	FirstCash, Inc. (b)	4.63%	09/01/28	2,979,575
2,904,000	FirstCash, Inc. (b)	6.88%	03/01/32	2,980,254
291,000	Navient Corp.	7.88%	06/15/32	293,845
				6,836,215
	Diversified Metals & Mining – 0.2%
570,000	SCIH Salt Holdings, Inc. (b)	4.88%	05/01/28	553,744
300,000	SCIH Salt Holdings, Inc. (b)	6.63%	05/01/29	294,591
				848,335
	Diversified Support Services – 0.5%
901,000	RB Global Holdings, Inc. (b)	6.75%	03/15/28	921,323
1,978,000	RB Global Holdings, Inc. (b)	7.75%	03/15/31	2,073,048
				2,994,371
	Electric Utilities – 2.4%
1,278,000	Alpha Generation LLC (b)	6.75%	10/15/32	1,304,079
10,952,000	Lightning Power LLC (b)	7.25%	08/15/32	11,489,532
See Notes to Financial Statements

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Portfolio of Investments (Continued)
May 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (a) (Continued)
	Electric Utilities (Continued)
$641,000	Vistra Operations Co. LLC (b)	7.75%	10/15/31	$680,077
				13,473,688
	Electrical Components & Equipment – 0.1%
333,000	Sensata Technologies, Inc. (b)	3.75%	02/15/31	296,036
	Environmental & Facilities Services – 1.0%
1,196,000	Allied Universal Holdco LLC (b)	7.88%	02/15/31	1,240,299
570,000	Allied Universal Holdco LLC / Allied Universal Finance Corp. (b)	9.75%	07/15/27	575,066
2,949,000	Waste Pro USA, Inc. (b)	7.00%	02/01/33	3,031,068
618,000	Wrangler Holdco Corp. (b)	6.63%	04/01/32	637,788
				5,484,221
	Fertilizers & Agricultural Chemicals – 0.6%
3,202,000	Scotts Miracle-Gro Co. (The)	4.50%	10/15/29	3,048,316
338,000	Scotts Miracle-Gro Co. (The)	4.38%	02/01/32	304,648
				3,352,964
	Food Distributors – 1.8%
603,000	US Foods, Inc. (b)	4.75%	02/15/29	590,138
5,250,000	US Foods, Inc. (b)	4.63%	06/01/30	5,053,287
2,078,000	US Foods, Inc. (b)	7.25%	01/15/32	2,174,367
2,079,000	US Foods, Inc. (b)	5.75%	04/15/33	2,047,609
				9,865,401
	Health Care Facilities – 1.4%
309,000	Concentra Escrow Issuer Corp. (b)	6.88%	07/15/32	318,294
7,659,000	Select Medical Corp. (b)	6.25%	12/01/32	7,597,195
				7,915,489
	Health Care Services – 0.8%
3,335,000	Raven Acquisition Holdings LLC (b)	6.88%	11/15/31	3,328,203
1,207,000	Service Corp. International	5.75%	10/15/32	1,200,951
				4,529,154
	Health Care Supplies – 1.7%
5,020,000	Medline Borrower, L.P. (b)	3.88%	04/01/29	4,735,023
4,488,000	Medline Borrower, L.P. (b)	5.25%	10/01/29	4,389,373
				9,124,396
	Health Care Technology – 1.1%
6,527,000	AthenaHealth Group, Inc. (b)	6.50%	02/15/30	6,294,459
	Hotels, Resorts & Cruise Lines – 0.2%
284,000	RHP Hotel Properties LP / RHP Finance Corp. (b) (d)	6.50%	06/15/33	289,059
937,000	Vail Resorts, Inc. (b)	6.50%	05/15/32	960,448
				1,249,507
	Household Products – 1.5%
2,733,000	Energizer Holdings, Inc. (b)	6.50%	12/31/27	2,753,279
1,746,000	Energizer Holdings, Inc. (b)	4.75%	06/15/28	1,685,309
4,009,000	Energizer Holdings, Inc. (b)	4.38%	03/31/29	3,770,382
				8,208,970
	Housewares & Specialties – 0.4%
426,000	Newell Brands, Inc. (b)	8.50%	06/01/28	441,783
See Notes to Financial Statements

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Portfolio of Investments (Continued)
May 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (a) (Continued)
	Housewares & Specialties (Continued)
$2,146,000	Newell Brands, Inc.	6.63%	05/15/32	$1,985,453
				2,427,236
	Human Resource & Employment Services – 1.3%
3,756,000	TriNet Group, Inc. (b)	7.13%	08/15/31	3,874,870
4,115,000	ZipRecruiter, Inc. (b)	5.00%	01/15/30	3,553,029
				7,427,899
	Industrial Machinery & Supplies & Components – 0.8%
561,000	EMRLD Borrower, L.P. / Emerald Co-Issuer, Inc. (b)	6.63%	12/15/30	567,375
752,000	Gates Corp. (The) (b)	6.88%	07/01/29	771,559
2,161,000	Madison IAQ LLC (b)	5.88%	06/30/29	2,092,184
1,175,000	SPX FLOW, Inc. (b)	8.75%	04/01/30	1,210,428
				4,641,546
	Insurance Brokers – 14.2%
6,702,000	Acrisure LLC / Acrisure Finance, Inc. (b)	7.50%	11/06/30	6,920,144
7,065,000	Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer (b)	6.75%	10/15/27	7,067,619
7,588,000	Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer (b)	6.75%	04/15/28	7,699,005
210,000	Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer (b)	5.88%	11/01/29	206,442
2,112,000	Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer (b)	6.50%	10/01/31	2,131,547
603,000	Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer (b)	7.38%	10/01/32	620,568
3,710,000	AmWINS Group, Inc. (b)	6.38%	02/15/29	3,764,296
7,532,000	AmWINS Group, Inc. (b)	4.88%	06/30/29	7,221,197
5,946,000	AssuredPartners, Inc. (b)	5.63%	01/15/29	5,966,394
1,996,000	AssuredPartners, Inc. (b)	7.50%	02/15/32	2,138,145
7,764,000	Baldwin Insurance Group Holdings LLC / Baldwin Insurance Group Holdings Finance (b)	7.13%	05/15/31	8,009,234
2,092,000	BroadStreet Partners, Inc. (b)	5.88%	04/15/29	2,061,409
4,934,000	HUB International Ltd. (b)	5.63%	12/01/29	4,897,242
925,000	HUB International Ltd. (b)	7.25%	06/15/30	963,893
4,625,000	HUB International Ltd. (b)	7.38%	01/31/32	4,829,536
8,880,000	Panther Escrow Issuer LLC (b)	7.13%	06/01/31	9,191,944
1,255,000	Ryan Specialty LLC (b)	4.38%	02/01/30	1,195,136
3,711,000	Ryan Specialty LLC (b)	5.88%	08/01/32	3,690,705
				78,574,456
	Integrated Telecommunication Services – 0.2%
1,221,000	Radiate Holdco LLC / Radiate Finance, Inc. (b)	4.50%	09/15/26	1,048,235
	Interactive Media & Services – 0.9%
2,101,000	Cars.com, Inc. (b)	6.38%	11/01/28	2,100,817
2,532,000	Snap, Inc. (b)	6.88%	03/01/33	2,567,286
584,000	ZoomInfo Technologies LLC / ZoomInfo Finance Corp. (b)	3.88%	02/01/29	544,039
				5,212,142
	Internet Services & Infrastructure – 1.2%
4,210,000	Go Daddy Operating Co. LLC / GD Finance Co., Inc. (b)	5.25%	12/01/27	4,187,735
2,725,000	Go Daddy Operating Co. LLC / GD Finance Co., Inc. (b)	3.50%	03/01/29	2,546,236
				6,733,971
See Notes to Financial Statements

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Portfolio of Investments (Continued)
May 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (a) (Continued)
	Investment Banking & Brokerage – 0.2%
$301,000	Jane Street Group / JSG Finance, Inc. (b)	6.13%	11/01/32	$301,710
860,000	Jane Street Group / JSG Finance, Inc. (b)	6.75%	05/01/33	882,538
				1,184,248
	IT Consulting & Other Services – 0.1%
282,000	CACI International, Inc. (b) (d)	6.38%	06/15/33	287,835
	Leisure Facilities – 0.5%
876,000	Life Time, Inc. (b)	6.00%	11/15/31	878,540
283,000	SeaWorld Parks & Entertainment, Inc. (b)	5.25%	08/15/29	272,208
586,000	Six Flags Entertainment Corp. (b)	7.25%	05/15/31	599,149
1,193,000	Six Flags Entertainment Corp. / Six Flags Theme Parks, Inc. / Canada’s Wonderland Co. (b)	6.63%	05/01/32	1,217,017
				2,966,914
	Leisure Products – 0.3%
765,000	Acushnet Co. (b)	7.38%	10/15/28	793,448
611,000	Amer Sports Co. (b)	6.75%	02/16/31	635,770
				1,429,218
	Life Sciences Tools & Services – 2.4%
3,153,000	Avantor Funding, Inc. (b)	4.63%	07/15/28	3,074,941
3,000,000	Charles River Laboratories International, Inc. (b)	3.75%	03/15/29	2,787,199
1,483,000	Charles River Laboratories International, Inc. (b)	4.00%	03/15/31	1,330,887
794,000	Fortrea Holdings, Inc. (b)	7.50%	07/01/30	662,878
2,802,000	IQVIA, Inc. (b)	6.50%	05/15/30	2,863,927
2,318,000	Star Parent, Inc. (b)	9.00%	10/01/30	2,398,710
				13,118,542
	Managed Health Care – 0.9%
1,515,000	HealthEquity, Inc. (b)	4.50%	10/01/29	1,448,808
2,000,000	Molina Healthcare, Inc. (b)	3.88%	11/15/30	1,829,919
2,076,000	Molina Healthcare, Inc. (b)	3.88%	05/15/32	1,855,406
				5,134,133
	Metal, Glass & Plastic Containers – 1.2%
903,000	Ball Corp.	6.88%	03/15/28	925,399
4,227,000	Ball Corp.	2.88%	08/15/30	3,749,539
75,000	Crown Americas LLC	5.25%	04/01/30	74,774
1,295,000	Magnera Corp. (b)	7.25%	11/15/31	1,185,845
650,000	Owens-Brockway Glass Container, Inc. (b)	7.38%	06/01/32	647,686
				6,583,243
	Office Services & Supplies – 0.8%
4,462,000	Shift4 Payments LLC / Shift4 Payments Finance Sub, Inc. (b)	6.75%	08/15/32	4,555,353
	Oil & Gas Refining & Marketing – 1.0%
2,688,000	Venture Global LNG, Inc. (b)	8.38%	06/01/31	2,730,718
2,540,000	Venture Global LNG, Inc. (b)	9.88%	02/01/32	2,703,756
				5,434,474
	Oil & Gas Storage & Transportation – 0.1%
280,000	Rockies Express Pipeline LLC (b)	6.75%	03/15/33	288,735
143,000	Venture Global Plaquemines LNG LLC (b)	7.50%	05/01/33	149,483
286,000	Venture Global Plaquemines LNG LLC (b)	7.75%	05/01/35	301,426
				739,644
See Notes to Financial Statements

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Portfolio of Investments (Continued)
May 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (a) (Continued)
	Packaged Foods & Meats – 3.7%
$1,002,000	BellRing Brands, Inc. (b)	7.00%	03/15/30	$1,042,153
1,198,000	Fiesta Purchaser, Inc. (b)	7.88%	03/01/31	1,258,476
1,506,000	Fiesta Purchaser, Inc. (b)	9.63%	09/15/32	1,579,226
623,000	Lamb Weston Holdings, Inc. (b)	4.88%	05/15/28	615,788
2,154,000	Lamb Weston Holdings, Inc. (b)	4.38%	01/31/32	1,988,653
3,312,000	Performance Food Group, Inc. (b)	6.13%	09/15/32	3,342,789
7,308,000	Post Holdings, Inc. (b)	6.25%	02/15/32	7,439,281
3,018,000	Post Holdings, Inc. (b)	6.38%	03/01/33	3,003,487
				20,269,853
	Paper & Plastic Packaging Products & Materials – 3.9%
1,415,000	Clydesdale Acquisition Holdings, Inc. (b)	6.75%	04/15/32	1,431,029
13,960,000	Graham Packaging Co., Inc. (b)	7.13%	08/15/28	13,718,517
3,239,000	Graphic Packaging International LLC (b)	3.75%	02/01/30	2,988,747
936,000	Graphic Packaging International LLC (b)	6.38%	07/15/32	938,553
566,000	Sealed Air Corp. (b)	5.00%	04/15/29	556,123
2,070,000	Sealed Air Corp. / Sealed Air Corp. US (b)	6.13%	02/01/28	2,094,451
				21,727,420
	Passenger Ground Transportation – 0.4%
2,126,000	Avis Budget Car Rental LLC / Avis Budget Finance, Inc. (b)	8.25%	01/15/30	2,164,119
	Rail Transportation – 0.5%
2,466,000	Genesee & Wyoming, Inc. (b)	6.25%	04/15/32	2,507,555
	Real Estate Services – 0.1%
737,000	Cushman & Wakefield US Borrower LLC (b)	8.88%	09/01/31	788,800
	Research & Consulting Services – 1.7%
5,973,000	Clarivate Science Holdings Corp. (b)	3.88%	07/01/28	5,692,419
3,371,000	Clarivate Science Holdings Corp. (b)	4.88%	07/01/29	3,120,762
342,000	CoreLogic, Inc. (b)	4.50%	05/01/28	320,487
				9,133,668
	Restaurants – 0.6%
515,000	Brinker International, Inc. (b)	8.25%	07/15/30	545,295
1,437,000	Papa John’s International, Inc. (b)	3.88%	09/15/29	1,341,692
1,250,000	Raising Cane’s Restaurants LLC (b)	9.38%	05/01/29	1,328,079
				3,215,066
	Security & Alarm Services – 0.7%
618,000	Brink’s Co. (The) (b)	6.50%	06/15/29	630,994
2,999,000	Brink’s Co. (The) (b)	6.75%	06/15/32	3,078,965
				3,709,959
	Specialized Consumer Services – 1.3%
4,932,000	Aramark Services, Inc. (b)	5.00%	02/01/28	4,884,519
2,441,000	Wand NewCo 3, Inc. (b)	7.63%	01/30/32	2,541,062
				7,425,581
	Systems Software – 4.2%
3,636,000	Gen Digital, Inc. (b)	7.13%	09/30/30	3,755,399
2,025,000	Gen Digital, Inc. (b)	6.25%	04/01/33	2,052,546
15,859,000	SS&C Technologies, Inc. (b)	5.50%	09/30/27	15,851,226
1,643,000	SS&C Technologies, Inc. (b)	6.50%	06/01/32	1,688,260
				23,347,431
See Notes to Financial Statements

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Portfolio of Investments (Continued)
May 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (a) (Continued)
	Technology Hardware, Storage & Peripherals – 0.3%
$1,446,000	Fair Isaac Corp. (b)	6.00%	05/15/33	$1,446,885
	Trading Companies & Distributors – 5.3%
574,000	EquipmentShare.com, Inc. (b)	9.00%	05/15/28	596,607
1,502,000	EquipmentShare.com, Inc. (b)	8.00%	03/15/33	1,544,433
2,817,000	Herc Holdings Escrow, Inc. (b) (d)	7.25%	06/15/33	2,901,235
1,794,000	Herc Holdings, Inc. (b)	5.50%	07/15/27	1,782,068
3,391,000	Herc Holdings, Inc. (b)	6.63%	06/15/29	3,437,348
6,731,000	QXO Building Products, Inc. (b)	6.75%	04/30/32	6,918,457
7,955,000	United Rentals North America, Inc. (b)	6.00%	12/15/29	8,095,239
2,677,000	Veritiv Operating Co. (b)	10.50%	11/30/30	2,850,617
860,000	WESCO Distribution, Inc. (b)	6.38%	03/15/33	876,601
				29,002,605
	Transaction & Payment Processing Services – 0.2%
638,000	Boost Newco Borrower LLC (b)	7.50%	01/15/31	675,440
143,000	WEX, Inc. (b)	6.50%	03/15/33	141,565
				817,005
	Total Corporate Bonds and Notes			502,528,967
	(Cost $501,072,860)
Principal Value	Description	Rate (e)	Stated Maturity (f)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (a) – 24.9%
	Advertising – 0.2%
1,380,301	WH Borrower LLC (WHP), Term Loan B, 3 Mo. CME Term SOFR + 4.75%, 0.50% Floor	9.07%	02/20/32	1,371,239
	Aerospace & Defense – 0.3%
1,565,204	Spirit AeroSystems, Inc., Term Loan B, 3 Mo. CME Term SOFR + 4.50%, 0.50% Floor	8.78%	01/15/27	1,569,281
	Application Software – 4.9%
698,740	Applied Systems, Inc., Refi Term Loan, 3 Mo. CME Term SOFR + 2.50%, 0.00% Floor	6.80%	02/24/31	702,150
6,177,416	Darktrace PLC (Leia Finco US LLC), Second Lien Term Loan, 3 Mo. CME Term SOFR + 5.25%, 0.00% Floor	9.46%	10/09/32	6,066,222
991,935	Inmar, Inc., Term Loan B, 1 Mo. CME Term SOFR + 5.00%, 0.50% Floor	9.33%	10/31/31	999,379
874,221	Inmar, Inc., Term Loan B, 3 Mo. CME Term SOFR + 5.00%, 0.50% Floor	9.30-9.33%	10/31/31	880,783
3,354,681	Internet Brands, Inc. (Web MD / MH Sub I. LLC), 2023 New Term Loan B, 1 Mo. CME Term SOFR + 4.25%, 0.50% Floor	8.58%	05/03/28	3,233,074
2,963,178	LogMeIn, Inc. (GoTo Group, Inc.), First Lien First Out TL, 1 Mo. CME Term SOFR + CSA + 4.75%, 0.00% Floor	9.18%	04/30/28	2,609,463
2,433,402	LogMeIn, Inc. (GoTo Group, Inc.), First Lien Second Out TL, 1 Mo. CME Term SOFR + CSA + 4.75%, 0.00% Floor (c)	9.18%	04/30/28	907,975
710,320	McAfee Corp. (Condor Merger Sub, Inc.), Term Loan B-1, 1 Mo. CME Term SOFR + 3.00%, 0.50% Floor	7.33%	03/01/29	685,637
2,138,520	Qlik Technologies (Project Alpha Intermediate Holding, Inc.), Second Lien Term Loan, 1 Mo. CME Term SOFR + 5.00%, 0.50% Floor	9.31%	11/21/32	2,116,472
2,961,637	Solera Holdings, Inc. (Polaris Newco LLC), Term Loan B, 3 Mo. CME Term SOFR + CSA + 4.00%, 0.50% Floor	8.29%	06/04/28	2,874,135
See Notes to Financial Statements

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Portfolio of Investments (Continued)
May 31, 2025
Principal Value	Description	Rate (e)	Stated Maturity (f)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (a) (Continued)
	Application Software (Continued)
$1,562,113	Starlight Parent LLC, Term Loan B, 3 Mo. CME Term SOFR + 4.00%, 0.00% Floor	8.26%	04/16/32	$1,541,618
4,711,387	Ultimate Software Group (UKG, Inc.), Term Loan B, 1 Mo. CME Term SOFR + 3.00%, 0.00% Floor	7.33%	02/10/31	4,725,733
				27,342,641
	Asset Management & Custody Banks – 0.2%
946,419	Jump Financial LLC, Term Loan B, 3 Mo. CME Term SOFR + 4.25%, 0.00% Floor	8.55%	02/28/32	951,151
	Data Processing & Outsourced Services – 0.6%
282,074	Paysafe Holdings US Corp., Facility B1 Loan, 3 Mo. CME Term SOFR + CSA + 2.75%, 0.50% Floor	7.34%	06/28/28	281,840
3,109,227	Skopima Consilio Parent LLC, Refi Term Loan B, 1 Mo. CME Term SOFR + 3.75%, 0.50% Floor	8.08%	05/17/28	3,100,894
				3,382,734
	Diversified Support Services – 0.3%
1,852,726	Vestis Corp., Term Loan B-1, 3 Mo. CME Term SOFR + 2.25%, 0.00% Floor	6.58%	02/22/31	1,761,637
	Electronic Equipment & Instruments – 0.8%
2,327,631	Chamberlain Group, Inc. (Chariot), Term Loan B, 1 Mo. CME Term SOFR + CSA + 3.25%, 0.50% Floor	7.68%	11/03/28	2,321,684
2,590,748	VeriFone Systems, Inc., Extended Term Loan, 3 Mo. CME Term SOFR + CSA + 5.50%, 0.00% Floor	10.21%	08/21/28	2,372,684
				4,694,368
	Health Care Facilities – 0.6%
3,261,728	IVC Evidensia (VetStrategy Canada / IVC Acquisition Midco Ltd.), Term Loan B-12, 3 Mo. CME Term SOFR + 3.75%, 0.50% Floor	8.05%	12/06/28	3,281,608
	Health Care Services – 0.4%
2,220,479	Opal US LLC, Facility B2 (USD), 3 Mo. CME Term SOFR + 3.25%, 0.00% Floor	7.44%	04/23/32	2,226,030
	Health Care Technology – 1.6%
9,027,052	Cotiviti, Inc. (Verscend Technologies, Inc.), Fixed Rate Term Loan	7.63%	05/01/31	9,066,546
	Home Furnishings – 0.1%
554,815	Restoration Hardware (RH), Term Loan B-2, 1 Mo. CME Term SOFR + CSA + 3.25%, 0.50% Floor	7.68%	10/20/28	534,503
	Industrial Machinery & Supplies & Components – 0.8%
4,268,931	Filtration Group Corp., Term Loan B, 1 Mo. CME Term SOFR + 3.00%, 0.50% Floor	7.33%	10/21/28	4,287,309
	Insurance Brokers – 6.4%
6,413,137	Acrisure LLC, Term Loan B-1 2027, 1 Mo. CME Term SOFR + 2.75%, 0.00% Floor	7.08%	02/16/27	6,418,300
4,702,000	Alera Group Intermediate Holdings, Inc., Second Lien Term Loan, 1 Mo. CME Term SOFR + 5.50%, 0.50% Floor	9.83%	05/30/33	4,750,501
2,008,000	Alera Group, Inc., 1st Lien Term Loan B, 1 Mo. CME Term SOFR + 3.25%, 0.50% Floor	7.58%	05/30/32	2,011,634
2,892,991	Broadstreet Partners, Inc., Term Loan B, 1 Mo. CME Term SOFR + 3.00%, 0.00% Floor	7.33%	06/16/31	2,899,326
See Notes to Financial Statements

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Portfolio of Investments (Continued)
May 31, 2025
Principal Value	Description	Rate (e)	Stated Maturity (f)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (a) (Continued)
	Insurance Brokers (Continued)
$2,936,046	Howden Group Holdings, Term Loan B, 1 Mo. CME Term SOFR + 3.50%, 0.50% Floor	7.83%	04/18/30	$2,951,196
2,257,394	Hub International Limited, 2025 Refi Term Loan B, 3 Mo. CME Term SOFR + 2.50%, 0.75% Floor	6.77%	06/20/30	2,259,877
5,301,150	OneDigital Borrower LLC, Second Lien Term Loan, 1 Mo. CME Term SOFR + 5.25%, 0.50% Floor	9.58%	07/02/32	5,251,452
4,731,064	OneDigital Borrower LLC, Term Loan B, 1 Mo. CME Term SOFR + 3.00%, 0.50% Floor	7.33%	07/02/31	4,728,888
3,988,320	Truist Insurance Holdings LLC (McGriff / Panther Escrow), Second Lien Term Loan, 3 Mo. CME Term SOFR + 4.75%, 0.00% Floor	9.05%	05/06/32	4,000,784
				35,271,958
	Integrated Telecommunication Services – 0.1%
458,821	Radiate Holdco LLC (Astound), Amendment No. 6 Term Loan, 1 Mo. CME Term SOFR + CSA + 3.25%, 0.75% Floor	7.69%	09/25/26	404,996
	Interactive Media & Services – 1.1%
3,310,572	Twitter, Inc. (X Corp.), Fixed Rate Term Loan B-3	9.50%	10/29/29	3,299,449
2,708,067	Twitter, Inc. (X Corp.), Term Loan B-1, 3 Mo. CME Term SOFR + CSA + 6.50%, 0.50% Floor	10.95%	10/26/29	2,685,306
				5,984,755
	IT Consulting & Other Services – 2.4%
7,649,212	Gainwell Acquisition Corp. (f/k/a Milano), Term Loan B, 3 Mo. CME Term SOFR + CSA + 4.00%, 0.75% Floor	8.40%	10/01/27	7,347,068
5,779,458	Informatica LLC, 2024 Refi Term Loan B, 1 Mo. CME Term SOFR + 2.25%, 0.00% Floor	6.58%	10/30/28	5,805,639
				13,152,707
	Life Sciences Tools & Services – 0.3%
1,587,970	Syneos Health, Inc. (Star Parent, Inc.), Term Loan B, 3 Mo. CME Term SOFR + 4.00%, 0.00% Floor	8.30%	09/30/30	1,563,753
	Metal, Glass & Plastic Containers – 1.0%
3,000,171	ProAmpac PG Borrower LLC, 2024 Refi Term Loan B, 3 Mo. CME Term SOFR + 4.00%, 0.75% Floor	8.26-8.32%	09/15/28	3,002,421
2,323,267	TricorBraun Holdings, Inc., Initial Term Loan, 1 Mo. CME Term SOFR + CSA + 3.25%, 0.50% Floor	7.69%	03/03/28	2,315,275
				5,317,696
	Other Specialty Retail – 0.1%
489,361	Petco Health and Wellness Company, Inc., Initial Term Loan B, 3 Mo. CME Term SOFR + CSA + 3.25%, 0.75% Floor	7.81%	03/04/28	454,712
	Pharmaceuticals – 0.2%
903,880	Dechra Finance US LLC, USD Facility B1, 6 Mo. CME Term SOFR + 3.25%, 0.00% Floor	7.51%	01/27/32	899,361
	Research & Consulting Services – 0.5%
1,000,986	AmSpec Parent LLC, Term Loan B, 3 Mo. CME Term SOFR + 4.25%, 0.00% Floor	8.55%	12/20/31	1,007,868
1,575,540	Camelot US Acquisition LLC, 2025 Term Loan, 1 Mo. CME Term SOFR + 3.25%, 0.00% Floor	7.58%	01/31/31	1,575,540
				2,583,408
See Notes to Financial Statements

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Portfolio of Investments (Continued)
May 31, 2025
Principal Value	Description	Rate (e)	Stated Maturity (f)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (a) (Continued)
	Restaurants – 0.3%
$1,778,645	IRB Holding Corp. (Arby’s / Inspire Brands), Term Loan B, 1 Mo. CME Term SOFR + 2.50%, 0.75% Floor	6.83%	12/15/27	$1,778,992
	Security & Alarm Services – 1.0%
5,459,171	Garda World Security Corp., Refi Term Loan B, 1 Mo. CME Term SOFR + 3.00%, 0.00% Floor	7.33%	02/01/29	5,451,200
	Systems Software – 0.5%
1,821,938	Idera, Inc. (Flash Charm), Second Lien Term Loan, 3 Mo. CME Term SOFR + 6.75%, 0.75% Floor	11.18%	03/02/29	1,591,162
131,425	Kaseya, Inc., Second Lien Term Loan, 1 Mo. CME Term SOFR + 5.00%, 0.00% Floor	9.33%	03/20/33	131,487
1,129,296	Proofpoint, Inc., 2024 Refi Term Loan, 1 Mo. CME Term SOFR + 3.00%, 0.50% Floor	7.33%	08/31/28	1,130,318
				2,852,967
	Trading Companies & Distributors – 0.2%
1,225,862	Veritiv Corp. (Verde Purchaser LLC), Term Loan B, 3 Mo. CME Term SOFR + 4.00%, 0.00% Floor	8.30%	11/29/30	1,228,204
	Total Senior Floating-Rate Loan Interests			137,413,756
	(Cost $139,337,456)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
FOREIGN CORPORATE BONDS AND NOTES (a) – 13.9%
	Aerospace & Defense – 0.3%
1,695,000	Bombardier, Inc. (b)	6.75%	06/15/33	1,720,867
	Aluminum – 0.1%
589,000	Novelis, Inc. (b)	6.88%	01/30/30	607,765
	Application Software – 1.4%
285,000	ION Trading Technologies Sarl (b)	5.75%	05/15/28	275,944
5,604,000	Open Text Corp. (b)	3.88%	02/15/28	5,373,016
2,108,000	Open Text Corp. (b)	3.88%	12/01/29	1,964,157
				7,613,117
	Automotive Parts & Equipment – 1.8%
8,691,000	Clarios Global, L.P. / Clarios US Finance Co. (b)	8.50%	05/15/27	8,744,832
1,220,000	Clarios Global, L.P. / Clarios US Finance Co. (b)	6.75%	02/15/30	1,243,491
				9,988,323
	Casinos & Gaming – 0.0%
140,000	Flutter Treasury Designated Activity Co. (b)	6.38%	04/29/29	143,461
	Data Processing & Outsourced Services – 0.4%
2,498,000	Paysafe Finance PLC / Paysafe Holdings US Corp. (b)	4.00%	06/15/29	2,311,638
	Environmental & Facilities Services – 0.5%
2,750,000	GFL Environmental, Inc. (b)	6.75%	01/15/31	2,856,010
	Health Care Services – 0.8%
4,426,000	Opal Bidco SAS (b)	6.50%	03/31/32	4,425,271
	Hotels, Resorts & Cruise Lines – 0.5%
2,355,000	Carnival Corp. (b)	5.88%	06/15/31	2,357,885
See Notes to Financial Statements

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Portfolio of Investments (Continued)
May 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
FOREIGN CORPORATE BONDS AND NOTES (a) (Continued)
	Hotels, Resorts & Cruise Lines (Continued)
$573,000	NCL Corp Ltd. (b)	6.75%	02/01/32	$573,465
				2,931,350
	Insurance Brokers – 2.1%
7,500,000	Ardonagh Finco Ltd. (b)	7.75%	02/15/31	7,760,445
556,000	Ardonagh Group Finance Ltd. (b)	8.88%	02/15/32	574,995
1,042,000	Howden UK Refinance PLC / Howden UK Refinance 2 PLC / Howden US Refinance LLC (b)	7.25%	02/15/31	1,070,527
211,000	Howden UK Refinance PLC / Howden UK Refinance 2 PLC / Howden US Refinance LLC (b)	8.13%	02/15/32	216,630
1,661,000	Jones Deslauriers Insurance Management, Inc. (b)	8.50%	03/15/30	1,745,394
289,000	Jones Deslauriers Insurance Management, Inc. (b)	10.50%	12/15/30	310,213
				11,678,204
	IT Consulting & Other Services – 1.3%
7,599,000	Elastic NV (b)	4.13%	07/15/29	7,131,695
	Metal, Glass & Plastic Containers – 0.5%
1,399,000	Canpack SA / Canpack US LLC (b)	3.88%	11/15/29	1,286,165
873,000	Trivium Packaging Finance B.V. (b)	8.25%	07/15/30	906,491
581,000	Trivium Packaging Finance B.V. (b)	12.25%	01/15/31	611,385
				2,804,041
	Restaurants – 2.4%
14,344,000	1011778 BC ULC / New Red Finance, Inc. (b)	4.00%	10/15/30	13,208,637
	Security & Alarm Services – 0.4%
158,000	Garda World Security Corp. (b)	8.25%	08/01/32	157,459
1,710,000	Garda World Security Corp. (b)	8.38%	11/15/32	1,716,987
				1,874,446
	Specialized Consumer Services – 0.6%
3,073,000	Belron UK Finance PLC (b)	5.75%	10/15/29	3,086,428
	Specialized Finance – 0.5%
2,970,000	Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance PLC (b)	6.00%	06/15/27	2,979,335
	Trading Companies & Distributors – 0.3%
1,720,000	Albion Financing 1 SARL / Aggreko Holdings, Inc. (b)	7.00%	05/21/30	1,748,671
	Total Foreign Corporate Bonds and Notes			77,109,259
	(Cost $75,819,008)

Shares	Description	Value
COMMON STOCKS – 0.0%
	Pharmaceuticals – 0.0%
220,989	Akorn, Inc. (g) (h) (i)	8,840
	(Cost $2,534,056)
See Notes to Financial Statements

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Portfolio of Investments (Continued)
May 31, 2025
Shares	Description	Value
MONEY MARKET FUNDS (a) – 0.6%
3,522,010	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class - 4.16% (j)	$3,522,010
	(Cost $3,522,010)
	Total Investments – 130.4%	720,582,832
	(Cost $722,285,390)
	Outstanding Loan – (28.4)%	(157,000,000)
	Net Other Assets and Liabilities – (2.0)%	(11,090,488)
	Net Assets – 100.0%	$552,492,344

(a)	All or a portion of these securities serve as collateral for the outstanding loan unless otherwise indicated. At May 31, 2025, the segregated value of these securities amounts to $718,858,389.
(b)
This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under
Rule 144A of the Securities Act of 1933, as amended (the “1933 Act”), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P., the Fund’s advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At May 31, 2025, securities noted as such amounted to $554,605,017 or 100.4%
of net assets.

(c)	This security does not serve as collateral for the outstanding loan.
(d)	When-issued security. The interest rate shown reflects the rate in effect at May 31, 2025. Interest will begin accruing on the security’s first settlement date.
(e)
Senior Floating- Rate Loan Interests (“Senior Loans”) in which the Fund invests pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the SOFR obtained from the U.S. Department of the Treasury’s Office of Financial Research or another major financial institution, (ii) the lending rate offered by one or more major European banks, (iii) the prime rate offered by one or more United States banks or (iv) the certificate of deposit rate. Certain Senior Loans are subject to a SOFR floor that establishes a minimum SOFR rate. When a range of rates is disclosed, the Fund holds more than one contract within the same tranche with identical SOFR period, spread and floor, but different SOFR reset dates.

(f)	Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.
(g)	This issuer has filed for protection in bankruptcy court.
(h)
Security received in a transaction exempt from registration under the 1933 Act. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers (see Note 2D - Restricted Securities in the Notes to Financial Statements).

(i)	Non-income producing security.
(j)	Rate shown reflects yield as of May 31, 2025.

Abbreviations throughout the Portfolio of Investments:
CME	– Chicago Mercantile Exchange
CSA	– Credit Spread Adjustment
SOFR	– Secured Overnight Financing Rate
USD	– United States Dollar
See Notes to Financial Statements

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Portfolio of Investments (Continued)
May 31, 2025

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of May 31, 2025 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 5/31/2025	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Corporate Bonds and Notes*	$502,528,967	$—	$502,528,967	$—
Senior Floating-Rate Loan Interests*	137,413,756	—	137,413,756	—
Foreign Corporate Bonds and Notes*	77,109,259	—	77,109,259	—
Common Stocks*	8,840	—	8,840	—
Money Market Funds	3,522,010	3,522,010	—	—
Total Investments	$720,582,832	$3,522,010	$717,060,822	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Statement of Assets and Liabilities
May 31, 2025

ASSETS:
Investments, at value	$ 720,582,832
Cash	211,899
Receivables:
Interest	9,814,296
Investment securities sold	8,639,870
Prepaid expenses	30,890
Unrealized appreciation on unfunded loan commitments	687
Total Assets	739,280,474
LIABILITIES:
Outstanding loan	157,000,000
Payables:
Investment securities purchased	28,107,375
Investment advisory fees	799,790
Interest and fees on loan	726,245
Audit and tax fees	65,743
Administrative fees	39,596
Shareholder reporting fees	29,984
Trustees’ fees and expenses	8,597
Legal fees	4,541
Custodian fees	3,572
Transfer agent fees	1,767
Financial reporting fees	771
Other liabilities	149
Total Liabilities	186,788,130
NET ASSETS	$552,492,344
NET ASSETS consist of:
Paid-in capital	$ 666,827,399
Par value	367,730
Accumulated distributable earnings (loss)	(114,702,785)
NET ASSETS	$552,492,344
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)	$15.02
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)	36,772,989
Investments, at cost	$722,285,390
See Notes to Financial Statements

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Statement of Operations
For the Year Ended May 31, 2025

INVESTMENT INCOME:
Interest	$ 50,206,945
Other	58,186
Total investment income	50,265,131
EXPENSES:
Investment advisory fees	9,364,850
Interest and fees on loan	8,181,938
Administrative fees	354,309
Shareholder reporting fees	114,105
Audit and tax fees	65,489
Trustees’ fees and expenses	51,972
Legal fees	38,063
Listing expense	36,598
Transfer agent fees	21,793
Financial reporting fees	9,250
Custodian fees	(15,953)
Other	28,977
Total expenses	18,251,391
NET INVESTMENT INCOME (LOSS)	32,013,740
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments	(10,526,510)
Net change in unrealized appreciation (depreciation) on:
Investments	23,990,102
Unfunded loan commitments	687
Net change in unrealized appreciation (depreciation)	23,990,789
NET REALIZED AND UNREALIZED GAIN (LOSS)	13,464,279
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 45,478,019
See Notes to Financial Statements

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Statements of Changes in Net Assets

	Year Ended 5/31/2025	Year Ended 5/31/2024
OPERATIONS:
Net investment income (loss)	$ 32,013,740	$ 32,323,583
Net realized gain (loss)	(10,526,510)	(27,528,035)
Net change in unrealized appreciation (depreciation)	23,990,789	49,264,479
Net increase (decrease) in net assets resulting from operations	45,478,019	54,060,027
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(32,764,110)	(33,594,516)
Return of capital	(23,314,698)	(23,771,347)
Total distributions to shareholders	(56,078,808)	(57,365,863)
Total increase (decrease) in net assets	(10,600,789)	(3,305,836)
NET ASSETS:
Beginning of period	563,093,133	566,398,969
End of period	$ 552,492,344	$ 563,093,133
COMMON SHARES:
Common Shares at end of period	36,772,989	36,772,989
See Notes to Financial Statements

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Statement of Cash Flows
For the Year Ended May 31, 2025

Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$45,478,019
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(629,402,438)
Sales, maturities and paydown of investments	632,453,949
Net amortization/accretion of premiums/discounts on investments	(4,718,011)
Net realized gain/loss on investments	10,526,510
Net change in unrealized appreciation/depreciation on investments and unfunded loan commitments	(23,990,789)
Changes in assets and liabilities:
Increase in interest receivable	(54,876)
Decrease in reclaims receivable	159
Decrease in prepaid expenses	364
Decrease in interest and fees payable on loan	(56,320)
Increase in investment advisory fees payable	5,815
Decrease in audit and tax fees payable	(7,400)
Decrease in legal fees payable	(7,901)
Decrease in shareholder reporting fees payable	(6,082)
Increase in administrative fees payable	2,172
Decrease in custodian fees payable	(15,249)
Decrease in transfer agent fees payable	(166)
Decrease in trustees’ fees and expenses payable	(19)
Decrease in other liabilities payable	(1,258)
Cash provided by operating activities		$30,206,479
Cash flows from financing activities:
Distributions to Common Shareholders from investment operations	(32,764,110)
Distributions to Common Shareholders from return of capital	(23,314,698)
Repayment of borrowing	(172,000,000)
Proceeds from borrowing	198,000,000
Cash used in financing activities		(30,078,808)
Increase in cash		127,671
Cash at beginning of period		84,228
Cash at end of period		$211,899
Supplemental disclosure of cash flow information:
Cash paid during the period for interest and fees		$8,238,258
See Notes to Financial Statements

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Financial Highlights
For a Common Share outstanding throughout each period

	Year Ended				Period Ended 5/31/2021 (a)
	5/31/2025	5/31/2024	5/31/2023	5/31/2022
Net asset value, beginning of period	$ 15.31	$ 15.40	$ 17.48	$ 21.13	$ 20.00
Income from investment operations:
Net investment income (loss)	0.87 (b)	0.88 (b)	0.92	1.16	1.08
Net realized and unrealized gain (loss)	0.37	0.59	(1.46)	(3.14)	1.12
Total from investment operations	1.24	1.47	(0.54)	(1.98)	2.20
Distributions paid to shareholders from:
Net investment income	(0.89)	(0.91)	(0.97)	(1.29)	(1.07)
Net realized gain	—	—	—	(0.38)	—
Return of capital	(0.64)	(0.65)	(0.57)	—	—
Total distributions paid to Common Shareholders	(1.53)	(1.56)	(1.54)	(1.67)	(1.07)
Net asset value, end of period	$15.02	$15.31	$15.40	$17.48	$21.13
Market value, end of period	$14.39	$14.10	$13.52	$16.07	$19.86
Total return based on net asset value (c)	8.84%	11.27%	(1.86)%	(9.73)%	11.49%
Total return based on market value (c)	13.22%	16.72%	(6.27)%	(11.70)%	4.79%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 552,492	$ 563,093	$ 566,399	$ 642,783	$ 776,142
Ratio of total expenses to average net assets	3.26%	3.34%	3.05%	2.41%	2.28% (d)
Ratio of total expenses to average net assets excluding interest expense	1.80%	1.82%	1.86%	2.02%	1.93% (d)
Ratio of net investment income (loss) to average net assets	5.72%	5.69%	5.75%	5.81%	5.62% (d)
Portfolio turnover rate	63%	52%	35%	39%	54%
Indebtedness:
Total loan outstanding (in 000’s)	$ 157,000	$ 131,000	$ 123,000	$ 278,000	$ 309,000
Asset coverage per $1,000 of indebtedness (e)	$ 4,519	$ 5,298	$ 5,605	$ 3,312	$ 3,512

(a)	The Fund was seeded on May 21, 2020 and commenced operations on June 25, 2020.
(b)	Based on average shares outstanding.
(c)
Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in
Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

(d)	Annualized.
(e)	Calculated by subtracting the Fund’s total liabilities (not including the loan outstanding) from the Fund’s total assets, and dividing by the outstanding loan balance in 000’s.
See Notes to Financial Statements

Notes to Financial Statements
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
May 31, 2025
1. Organization
First Trust High Yield Opportunities 2027 Term Fund (the “Fund”) is a diversified, closed-end management investment company organized as a Massachusetts business trust on June 25, 2020, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund trades under the ticker symbol “FTHY” on the New York Stock Exchange (“NYSE”).
The investment objective of the Fund is to provide current income. Under normal market conditions, the Fund will seek to achieve its investment objective by investing at least 80% of its Managed Assets in high yield debt securities of any maturity that are rated below investment grade at the time of purchase or unrated securities determined by the Advisor (as defined below) to be of comparable quality. “Managed Assets” means the total asset value of the Fund minus the sum of its liabilities, other than the principal amount of borrowings. High yield debt securities include U.S. and non-U.S. corporate debt obligations and senior secured floating rate loans (“Senior Loans”)(1). Securities rated below investment grade are commonly referred to as “junk” or “high yield” securities and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. There can be no assurance that the Fund will achieve its investment objective or that the Fund’s investment strategies will be successful.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The net asset value (“NAV”) of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Fund’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Senior Loans are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are fair valued using information provided by a third-party pricing service. The third-party pricing service primarily uses over-the-counter pricing from dealer runs and broker quotes from indicative sheets to value the Senior Loans. If the third-party pricing service cannot or does not provide a valuation for a particular Senior Loan or such valuation is deemed unreliable, the Advisor’s Pricing Committee may value such Senior Loan at a fair value according to procedures approved by the Fund’s Board of Trustees, and in accordance with the provisions of the 1940 Act and rules thereunder. Fair valuation of a Senior Loan is based on the consideration of all available information, including, but not limited to the following:
 1)
the most recent price provided by a pricing service;

(1)
The terms “security” and “securities” used throughout the Notes to Financial Statements include Senior Loans.

Notes to Financial Statements (Continued)
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
May 31, 2025
 2)
available market prices for the fixed-income security;
 3)
the fundamental business data relating to the borrower/issuer;
 4)
an evaluation of the forces which influence the market in which these securities are purchased and sold;
 5)
the type, size and cost of the security;
 6)
the financial statements of the borrower/issuer, or the financial condition of the country of issue;
 7)
the credit quality and cash flow of the borrower/issuer, or country of issue, based on the Pricing Committee’s, sub-advisor’s or portfolio manager’s analysis, as applicable, or external analysis;
 8)
the information as to any transactions in or offers for the security;
 9)
the price and extent of public trading in similar securities (or equity securities) of the borrower/issuer, or comparable companies;
10)
the coupon payments;
11)
the quality, value and salability of collateral, if any, securing the security;
12)
the business prospects of the borrower/issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the borrower’s/issuer’s management;
13)
the prospects for the borrower’s/issuer’s industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry;
14)
the borrower’s competitive position within the industry;
15)
the borrower’s ability to access additional liquidity through public and/or private markets; and
16)
other relevant factors.
Corporate bonds, corporate notes, and other debt securities are fair valued on the basis of valuations provided by a third-party pricing service approved by the Advisor’s Pricing Committee, which may use the following valuation inputs when available:
 1)
benchmark yields;
 2)
reported trades;
 3)
broker/dealer quotes;
 4)
issuer spreads;
 5)
benchmark securities;
 6)
bids and offers; and
 7)
reference data including market research publications.
Common stocks and other equity securities listed on any national or foreign exchange (excluding Nasdaq, Inc. (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.
Shares of open-end funds are valued based on NAV per share.
Equity securities traded in an over-the-counter market are valued at the close price or the last trade price.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
 1)
the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price;
 2)
the type of security;
 3)
the size of the holding;

Notes to Financial Statements (Continued)
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
May 31, 2025
 4)
the initial cost of the security;
 5)
transactions in comparable securities;
 6)
price quotes from dealers and/or third-party pricing services;
 7)
relationships among various securities;
 8)
information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
 9)
an analysis of the issuer’s financial statements;
10)
the existence of merger proposals or tender offers that might affect the value of the security; and
11)
other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•
Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•
Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
 o
Quoted prices for similar investments in active markets.
 o
Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
 o
Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
 o
Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•
Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of May 31, 2025, is included with the Fund’s Portfolio of Investments.
B. Security Transactions and Investment Income
Security transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Market premiums and discounts are amortized to the earliest call date of each respective borrowing.
Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. Due to the nature of the Senior Loan market, the actual settlement date may not be certain at the time of the purchase or sale for some of the Senior Loans. Interest income on such Senior Loans is not accrued until settlement date. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At May 31, 2025, the Fund held $3,478,128 of when-issued or delayed-delivery securities. At May 31, 2025 the Fund had no forward purchase commitments (other than the unfunded commitment discussed below).
C. Unfunded Loan Commitments
The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower’s discretion. Unfunded loan commitments are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statement of Assets and Liabilities and Statement of Operations. Unfunded loan commitments are categorized as Level 2 within the fair value hierarchy. In connection with these commitments, the Fund earns a

Notes to Financial Statements (Continued)
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
May 31, 2025
commitment fee typically set as a percentage of the commitment amount. The commitment fees, if any, are included in “Other” under Investment Income on the Statement of Operations. As of May 31, 2025, the Fund had the following unfunded loan commitment:
Borrower	Principal Value	Commitment Amount	Value	Unrealized Appreciation (Depreciation)
AmSpec Parent LLC, Term Loan B	$ 153,998	$ 154,370	$ 155,057	$ 687
D. Restricted Securities
The Fund holds restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of May 31, 2025, the Fund held restricted securities as shown in the following table that the Advisor has deemed illiquid pursuant to procedures adopted by the Fund’s Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security.
Security	Acquisition Date	Shares	Current Price	Carrying Cost	Value	% of Net Assets
Akorn, Inc.	10/15/2020	220,989	$0.04	$2,534,056	$8,840	0.00%†
† Amount is less than 0.01%.
E. Dividends and Distributions to Shareholders
The Fund will distribute to holders of its Common Shares monthly dividends of all or a portion of its net income after the payment of interest and dividends in connection with leverage, if any. Distributions of any net long-term capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund’s Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future. Permanent differences incurred during the fiscal year ended May 31, 2025, resulting in book and tax accounting differences, have been reclassified at year end to reflect an increase in accumulated net investment income (loss) of $1,885,409 and a decrease in accumulated net realized gain (loss) of $1,885,409. Accumulated distributable earnings (loss) consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments, and unrealized appreciation (depreciation) on investments. Net assets were not affected by this reclassification.
The tax character of distributions paid by the Fund during the fiscal years ended May 31, 2025 and 2024, was as follows:
Distributions paid from:	2025	2024
Ordinary income	$32,764,110	$33,594,516
Capital gains	—	—
Return of capital	23,314,698	23,771,347

Notes to Financial Statements (Continued)
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
May 31, 2025
As of May 31, 2025, the components of distributable earnings and net assets on a tax basis were as follows:
Undistributed ordinary income	$—
Undistributed capital gains	—
Total undistributed earnings	—
Accumulated capital and other losses	(111,653,746)
Net unrealized appreciation (depreciation)	(3,049,039)
Total accumulated earnings (losses)	(114,702,785)
Other	—
Paid-in capital	667,195,129
Total net assets	$552,492,344
F. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2022, 2023, 2024, and 2025 remain open to federal and state audit. As of May 31, 2025, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At May 31, 2025, for federal income tax purposes, the Fund had $111,653,746 of non-expiring capital loss carryforwards available, to the extent provided by regulations, to offset future capital gains. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to the Fund’s shareholders.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended May 31, 2025, the Fund had no net late year ordinary or capital losses.
As of May 31, 2025, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:
Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$723,632,558	$10,242,961	$(13,292,687)	$(3,049,726)
G. Expenses
The Fund will pay all expenses directly related to its operations.
H. Segment Reporting
The Fund has adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures. Adoption of the standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is the President and Chief Executive Officer of the Fund. The Fund operates as a single operating segment. The Fund’s income, expenses, assets, changes in net assets resulting from operations

Notes to Financial Statements (Continued)
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
May 31, 2025
and performance are regularly monitored and assessed as a whole by the CODM responsible for oversight functions of the Fund, using the information presented in the financial statements and financial highlights.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.35% of the Fund’s Managed Assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.
The Bank of New York Mellon (“BNY”) serves as the Fund’s administrator, fund accountant and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BNY is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund’s books of account, records of the Fund’s securities transactions, and certain other books and records. As custodian, BNY is responsible for custody of the Fund’s assets. BNY is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Computershare, Inc. (“Computershare”) serves as the Fund’s transfer agent in accordance with certain fee arrangements. As transfer agent, Computershare is responsible for maintaining shareholder records for the Fund.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee, the Vice Chair of the Audit Committee, the Lead Independent Trustee and the Vice Lead Independent Trustee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Committee Chairs, the Audit Committee Vice Chair, the Lead Independent Trustee and the Vice Lead Independent Trustee rotate periodically in serving in such capacities. The officers and “Interested” Trustee receive no compensation from the Fund for acting in such capacities.
4. Purchases and Sales of Securities
The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the fiscal year ended May 31, 2025, were $454,105,581 and $440,252,178, respectively.
5. Borrowings
The Fund has a committed facility agreement (the “Credit Agreement”) with The Toronto-Dominion Bank, New York Branch that has a maximum commitment amount of $230,000,000. Prior to July 19, 2024, the maximum commitment amount was $280,000,000. The borrowing rate under the Credit Agreement is equal to Term SOFR plus 1.05%. In addition, under the Credit Agreement, the Fund pays a commitment fee of 0.35% per annum on the undrawn amount, unless the average daily principal outstanding amount during the applicable interest period is less than $130,000,000, in which case the unused commitment fee rate will equal 0.40% per annum. Prior to July 19, 2024, the commitment fee was 0.35% on the undrawn amount of such facility when the utilization was below 90% of the maximum commitment amount. For the fiscal year ended May 31, 2025, the average amount outstanding was $133,926,027 with a weighted average interest rate of 5.80%. As of May 31, 2025, the Fund had outstanding borrowings of $157,000,000, which approximates fair value, under the Credit Agreement. The borrowings are categorized as Level 2 within the fair value hierarchy. The high and low annual interest rates for the fiscal year ended May 31, 2025 were 6.43% and 5.34%, respectively. The weighted average interest rate at May 31, 2025 was 5.38%.
6. Indemnification
The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Notes to Financial Statements (Continued)
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
May 31, 2025
7. Subsequent Events
Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there was the following subsequent event:
Effective July 1, 2025, the flat annual fee for fund reporting services that First Trust provides to the Fund increased to $10,000 from $9,250.
Effective July 18, 2025, the Credit Agreement with The Toronto-Dominion Bank, New York Branch, was amended to extend the maturity date.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust High Yield Opportunities 2027 Term Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of First Trust High Yield Opportunities 2027 Term Fund (the “Fund”), including the portfolio of investments, as of May 31, 2025, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the years ended May 31, 2025, 2024, 2023 and 2022, and for the period from June 25, 2020 (commencement of operations) through May 31, 2021, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2025, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the year ended May 31, 2025, 2024, 2023 and 2022, and for the period from June 25, 2020 (commencement of operations) through May 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2025, by correspondence with the custodian, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche, LLP
Chicago, Illinois
July 24, 2025
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
May 31, 2025 (Unaudited)
Dividend Reinvestment Plan
If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by Computershare Trust Company N.A. (the “Plan Agent”), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.
If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:
(1)
If Common Shares are trading at or above net asset value (“NAV”) at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.
(2)
If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.
You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.
The Plan Agent maintains all Common Shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.
There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.
Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.
If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.
The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing Computershare, Inc., P.O. Box 43006, Providence, RI 02940-3006.
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891 or emailing info@ftportfolios.com; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the

Additional Information (Continued)
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
May 31, 2025 (Unaudited)
SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Tax Information
Of the ordinary income (including short-term capital gain) distributions made by the Fund during the fiscal year ended May 31, 2025, none qualify for the corporate dividends received deduction available to corporate shareholders or as qualified dividend income.
Distributions paid to foreign shareholders during the Fund’s fiscal year ended May 31, 2025, that were properly designated by the Fund as “interest-related dividends” or “short-term capital gain dividends,” may not be subject to federal income tax provided that the income was earned directly by such foreign shareholders.
NYSE Certification Information
In accordance with Section 303A-12 of the New York Stock Exchange (“NYSE”) Listed Company Manual, the Fund’s President has certified to the NYSE that, as of September 20, 2024, he was not aware of any violation by the Fund of NYSE corporate governance listing standards. In addition, the Fund’s reports to the SEC on Form N-CSR contain certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s public disclosure in such reports and are required by Rule 30a-2 under the 1940 Act.
Submission of Matters to a Vote of Shareholders
The Fund held its Annual Meeting of Shareholders (the “Annual Meeting”) on September 9, 2024. At the Annual Meeting, Denise M. Keefe and Niel B. Nielson were elected by the Common Shareholders of the First Trust High Yield Opportunities 2027 Term Fund as Class II Trustees for a three-year term expiring at the Fund’s annual meeting of shareholders in 2027. The number of votes cast in favor of Ms. Keefe was 28,489,842 and the number of votes withheld was 1,122,341. The number of votes cast in favor of Mr. Nielson was 28,334,101 and the number of votes withheld was 1,278,082. James A. Bowen, Richard E. Erickson, Robert F. Keith, Thomas R. Kadlec, and Bronwyn Wright are the other current and continuing Trustees.

Investment Objective, Policies, Risks and Effects of Leverage
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
May 31, 2025 (Unaudited)
Changes Occurring During the Prior Fiscal Year
The following information is a summary of certain changes during the most recent fiscal year ended May 31, 2025.  This information may not reflect all of the changes that have occurred since you purchased shares of the Fund.
Effective April 14, 2025, Mr. Ziets was added as a Portfolio Manager for the Leveraged Finance Investment Team at First Trust Advisors L.P. He has 27 years of investment experience. Prior to joining First Trust, Mr. Ziets was at Muzinich & Company from 2017 to 2025. At Muzinich, he initially served as a Senior Credit Analyst and moved into the role of Portfolio Manager in July 2020 where he managed over $5 billion in leverage finance portfolios across public funds and SMAs. Prior to Muzinich, Mr. Ziets spent over 10 years as a Senior Analyst on a number of sellside leverage finance research teams, including publishing roles in Consumer/Retail at Goldman Sachs and Citigroup. He began his career at Moody’s, progressing to a Senior Analyst role from 1997 to 2006. Mr. Ziets received a B.A. from Northwestern University and an M.B.A. from New York University’s Stern School of Business. Mr. Ziets holds the FINRA Series 7 and Series 63 licenses and holds the Chartered Financial Analyst designation. He is a member of the CFA Institute and the CFA Society of New York.
During the Fund’s most recent fiscal year, there were no material changes to the Fund’s investment objective or policies that have not been approved by shareholders or in the principal risk factors associated with an investment in the Fund.
Investment Objective
The Fund’s investment objective is to provide current income.
Principal Investment Policies
The Fund invests at least 80% of its Managed Assets (as defined below) in high yield debt securities of any maturity that are rated below investment grade (rated below “BBB-” by S&P Global Ratings (“S&P”) and Fitch Ratings, a part of the Fitch Group (“Fitch”), or below “Baa3” by Moody’s Investor Services, Inc. (“Moody’s”)) at the time of purchase or unrated securities determined by the Advisor to be of comparable quality.  Such securities include U.S and non-U.S. corporate debt obligations and senior, secured floating rate loans (“Senior Loans”). The Fund may consider an expected rating provided by a nationally recognized statistical rating organization (“NRSRO”) as if it were a final rating.
“Managed Assets” means the average daily gross asset value of the Fund (which includes assets attributable to the Fund’s preferred shares of beneficial interest (“Preferred Shares”), if any, and the principal amount of any borrowings or commercial paper or notes issued by the Fund), minus the sum of the Fund’s accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than the principal amount of any borrowings of money incurred or of commercial paper or notes issued by the Fund).
Under normal market circumstances:
•
The Fund may invest up to 20% of its Managed Assets in (i) investment grade corporate debt obligations, (ii) U.S. and non-U.S. government debt securities, (iii) warrants and equity securities, including common stock and other equity securities acquired in connection with the restructuring of the debt of an issuer, the reorganization of a Senior Loan or as part of a package of securities acquired together with the Senior Loans of an issuer, and (iv) investment companies;
•
The Fund may invest no more than 20% of its Managed Assets in corporate debt obligations that, at the time of purchase using the highest available rating, either are rated “CCC+” or lower by S&P or Fitch, or “Caa1” or lower by Moody’s, or comparably rated by another NRSRO or, if unrated, determined by the Advisor to be of comparable quality;
•
The Fund may invest no more than 25% of its Managed Assets in any single industry in the corporate debt market; and
•
The Fund may not invest more than 5% of its Managed Assets in securities issued by a single issuer, other than securities issued by the U.S. government.
The Fund’s investments may include: (i) securities of issuers located in countries considered to be emerging markets, which may entail additional risks; and (ii) defaulted or distressed securities (i.e., securities of companies whose financial condition is troubled or uncertain and that may be involved in bankruptcy proceedings, reorganizations or financial restructurings).  The Fund may use certain credit derivatives to take on additional credit risk and obtain exposure to the high yield corporate debt market.  If used, these instruments will be considered to be an investment in high yield debt securities for the purposes of the Fund’s investment policy to invest, under normal market conditions, at least 80% of its Managed Assets in high yield debt securities that are rated below investment grade at the time of purchase or unrated securities determined by the Advisor to be of comparable quality.  The Fund primarily uses total return swaps and credit default swaps to gain such exposure to high yield debt securities as part of its investment strategy. The Fund also may use credit default swap indices (“CDX”) to take on additional credit risk and obtain exposure to the high

Investment Objective, Policies, Risks and Effects of Leverage (Continued)
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
May 31, 2025 (Unaudited)
yield debt market. The Fund may use CDX exposure in two ways: when the Fund is a buyer of CDX credit protection, it seeks to hedge its exposure to volatility in the high yield debt market; when the Fund is a seller of CDX credit protection, it seeks to gain exposure to the high yield debt market, similar to investing directly in a basket of high yield debt securities. The CDX investments in which the Fund will invest are cleared on an exchange. The Fund’s usage of total return swaps, credit default swaps and other derivative transactions other than for hedging purposes may not exceed 20% of the Fund’s Managed Assets, as measured by the total notional amount of such instruments.  The Fund may also enter into futures contracts and options on futures contracts, and may, but is not required to, use various other derivative transactions to seek to manage the risks of the Fund’s portfolio securities or for other purposes to the extent the Advisor determines that the use of such transactions is consistent with the Fund’s investment objective, policies and applicable regulatory requirements.
To the extent the Fund enters into derivatives transactions, it will do so pursuant to Rule 18f-4 under the 1940 Act. Rule 18f-4 requires the Fund to implement certain policies and procedures designed to manage its derivatives risks, dependent upon the Fund’s level of exposure to derivative instruments.
The Fund intends to liquidate and distribute substantially all of its net assets to shareholders on or about August 1, 2027 (the “Termination Date”).  The Fund is not a so called “target date” or “life cycle” fund whose asset allocation becomes more conservative over time as its target date, often associated with retirement, approaches.  In addition, the Fund is not a “target term” fund whose investment objective is to return its original NAV on the Termination Date.  The Fund’s investment objective and policies are not designed to seek to return to investors that purchased Common Shares in the initial offering their initial investment of $20.00 per Common Share on the Termination Date, and such investors and investors that purchased Common Shares after the completion of the initial offering may receive more or less than their original investment upon termination.
During temporary defensive periods and the period in which the Fund is approaching its Termination Date (i.e., the “wind-down” period during which the Fund may begin liquidating its portfolio in anticipation of the Termination Date, which period is expected to begin six months prior to the Termination Date), the Fund may deviate from its investment policies and objective.  During such periods, the Fund may invest up to 100% of its Managed Assets in cash or short-term investments, including high quality, short-term securities, or may invest in short- or intermediate-term U.S. Treasury securities.  There can be no assurance that such techniques will be successful, and during such periods, the Fund may not achieve its investment objective.
The Fund currently uses (and may continue to use) leverage to seek to achieve its investment objective.  The Fund anticipates that, under normal market conditions, it will employ leverage through borrowings from banks or other financial institutions in the amount of approximately 30% of the Fund’s Managed Assets.  The costs associated with any issuance and use of leverage are borne by Common Shareholders.  The use of leverage is a speculative technique and investors should note that there are special risks and costs associated with the leveraging of the Common Shares.  There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.  Under normal market conditions, the Fund seeks to limit its overall effective leverage (which represents the combination of economic leverage, which is when the Fund seeks the right to a return on a capital base that exceeds the investment which the Fund has contributed to the instrument seeking a return) and the Fund’s senior securities (as defined under the 1940 Act)) to 40% of its Managed Assets.
Fundamental Investment Policies
The Fund, as a fundamental policy, may not:
1) With respect to 75% of its total assets, purchase any securities if, as a result (i) more than 5% of the Fund’s total assets would then be invested in securities of any single issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of any single issuer; provided, that Government securities (as defined in the 1940 Act), securities issued by other investment companies and cash items (including receivables) shall not be counted for purposes of this limitation;
2) Purchase or sell real estate or commodities except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction;
3) Borrow money except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction;
4) Issue senior securities except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC

Investment Objective, Policies, Risks and Effects of Leverage (Continued)
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
May 31, 2025 (Unaudited)
staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction;
5) Underwrite the securities of other issuers except (a) to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended, in connection with the purchase and sale of portfolio securities; and (b) as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction;
6) Make loans except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction; or
7) Purchase any security if as a result 25% or more of the Fund’s total assets (taken at current value) would be invested in securities of issuers in a single industry, except that such limitation shall not apply to obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities.
Except as noted above, the foregoing fundamental investment policies cannot be changed without approval by holders of a “majority of the outstanding voting securities” of the Fund, as defined in the 1940 Act, which includes Common Shares and Preferred Shares, if any, voting together as a single class, and of the holders of the outstanding Preferred Shares, if any, voting as a single class.  Under the 1940 Act, a “majority of the outstanding voting securities” means (i) 67% or more of the Fund’s shares present at a meeting, if the holders of more than 50% of the Fund’s shares are present or represented by proxy, or (ii) more than 50% of the Fund’s shares, whichever is less.
The foregoing restrictions and limitations will apply only at the time of purchase of securities, and the percentage limitations will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities, unless otherwise indicated.

Principal Risks
The Fund is a closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. The following discussion summarizes the principal risks associated with investing in the Fund, which includes the risk that you could lose some or all of your investment in the Fund. The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 and, in accordance therewith, files reports, proxy statements and other information that is available for review.
CDX Risk. CDX is an equally-weighted index of credit default swaps that is designed to track a representative segment of the credit default swap market (e.g., high yield). A credit default swap is a financial derivative that allows an investor to swap or offset their credit risk with that of another investor. CDX provides exposure to a basket of underlying credit default swaps in lieu of buying or selling credit default swaps on individual debt securities. The CDX investments in which the Fund will invest are cleared on an exchange. Regardless of whether the Fund buys or sells CDX credit protection, such investments can result in gains or losses that may exceed gains or losses the Fund would have incurred investing directly in high yield debt securities, which may impact the Fund’s net asset value. It is also possible that returns from CDX investments may not correlate with returns of the broader high yield credit market. There are additional costs associated with investing in CDX, including the payment of premiums when the Fund is a buyer of CDX credit protection. When the Fund sells CDX credit protection, it assumes additional credit risk. Investment exposure to CDX credit protection is subject to the risks of the underlying credit default swap obligations, which include general market risk, liquidity risk, credit risk and counterparty risk. Counterparty risk may be mitigated somewhat compared to buying or selling credit protection using individual credit default swaps because CDX investments are cleared on an exchange.

Consumer Discretionary Companies Risk. Consumer discretionary companies, such as retailers, media companies and consumer services companies, provide non-essential goods and services. These companies manufacture products and provide discretionary services directly to the consumer, and the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products in the marketplace.

Investment Objective, Policies, Risks and Effects of Leverage (Continued)
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
May 31, 2025 (Unaudited)
Corporate Debt Obligations Risk. The market value of corporate debt obligations generally may be expected to rise and fall inversely with interest rates. The market value of corporate debt obligations also may be affected by factors directly related to the issuer, such as investors’ perceptions of the creditworthiness of the issuer, the issuer’s financial performance, perceptions of the issuer in the marketplace, performance of management of the issuer, the issuer’s capital structure and use of financial leverage and demand for the issuer’s goods and services. There is a risk that the issuers of corporate debt may not be able to meet their obligations on interest and/or principal payments at the time called for by an instrument.

Credit Agency Risk. Credit ratings are determined by credit rating agencies and are only the opinions of such entities. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk or the liquidity of securities. Any shortcomings or inefficiencies in credit rating agencies’ processes for determining credit ratings may adversely affect the credit ratings of securities held by the Fund or such credit rating agency’s ability to evaluate creditworthiness and, as a result, may adversely affect those securities’ perceived or actual credit risk.

Credit and Below-Investment Grade Securities Risk. Credit risk is the risk that the issuer or other obligated party of a debt security in the Fund’s portfolio will fail to pay, or it is perceived that it will fail to pay, dividends or interest and/or repay principal, when due. Below-investment grade instruments, including instruments that are not rated but judged to be of comparable quality, are commonly referred to as high yield securities or “junk” bonds and are considered speculative with respect to the issuer’s capacity to pay dividends or interest and repay principal and are more susceptible to default or decline in market value than investment grade securities due to adverse economic and business developments. High yield securities are often unsecured and subordinated to other creditors of the issuer. The market values for high yield securities tend to be very volatile, and these securities are generally less liquid than investment grade securities. For these reasons, an investment in the Fund is subject to the following specific risks: (i) increased price sensitivity to changing interest rates and to a deteriorating economic environment; (ii) greater risk of loss due to default or declining credit quality; (iii) adverse company specific events more likely to render the issuer unable to make dividend, interest and/or principal payments; (iv) negative perception of the high yield market which may depress the price and liquidity of high yield securities; (v) volatility; and (vi) liquidity.

Credit Default Swaps Risk. Credit default swap transactions involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to liquidity risk, counterparty risk and credit risks. With respect to a reference obligation, a buyer will lose its investment and recover nothing should no event of default occur. For a seller, if an event of default were to occur, the value of the reference obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value. When the Fund acts as a seller of a credit default swap agreement, it is exposed to the risks of leverage since if an event of default occurs with respect to a reference obligation, the seller must pay the buyer the full notional value of the reference obligation.

Current Market Conditions Risk. Current market conditions risk is the risk that a particular investment, or shares of the Fund in general, may fall in value due to current market conditions. As a means to fight inflation, which remains at elevated levels, the Federal Reserve and certain foreign central banks have raised interest rates; however, the Federal Reserve has recently lowered interest rates and may continue to do so. U.S. regulators have proposed several changes to market and issuer regulations which would directly impact the Fund, and any regulatory changes could adversely impact the Fund’s ability to achieve its investment strategies or make certain investments. Recent and potential future bank failures could result in disruption to the broader banking industry or markets generally and reduce confidence in financial institutions and the economy as a whole, which may also heighten market volatility and reduce liquidity. Additionally, challenges in commercial real estate markets, including rising interest rates, declining valuations and increasing vacancies, could have a broader impact on financial markets. The ongoing adversarial political climate in the United States, as well as political and diplomatic events both domestic and abroad, have and may continue to have an adverse impact the U.S. regulatory landscape, markets and investor behavior, which could have a negative impact on the Fund’s investments and operations. The change in administration resulting from the 2024 United States national elections could result in significant impacts to international trade relations, tax and immigration policies, and other aspects of the national and international political and financial landscape, which could affect, among other things, inflation and the securities markets generally. Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. For example, ongoing armed conflicts between Russia and Ukraine in Europe and among Israel, Iran, Hamas and other militant groups in the Middle East, have caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, the Middle East and the United States. The hostilities and sanctions resulting from those hostilities have and could continue to have a significant impact on certain Fund investments as well as Fund performance and liquidity. The economies of the United States and its trading partners, as well as the financial markets generally, may be adversely impacted by trade disputes, including the imposition of tariffs, and other matters. For example, the United States has imposed trade barriers and restrictions on China. In addition, the Chinese government is engaged in a longstanding dispute with Taiwan, continually threatening an invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt invading Taiwan, or if other geopolitical conflicts develop or worsen, economies,

Investment Objective, Policies, Risks and Effects of Leverage (Continued)
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
May 31, 2025 (Unaudited)
markets and individual securities may be adversely affected, and the value of the Fund’s assets may go down. A public health crisis and the ensuing policies enacted by governments and central banks may cause significant volatility and uncertainty in global financial markets, negatively impacting global growth prospects. As the COVID-19 global pandemic illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. Additionally, cyber security breaches of both government and non-government entities could have negative impacts on infrastructure and the ability of such entities, including the Fund, to operate properly. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s portfolio investments and could result in disruptions in the trading markets.

Cyber Security Risk. The Fund is susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent or custodian, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third party service providers. Substantial costs may be incurred by the Fund in order to resolve or prevent cyber incidents in the future.

Defaulted and Distressed Securities Risk. The Fund may invest in securities that may be in default or distressed—i.e., securities of companies whose financial condition is troubled or uncertain and that may be involved in bankruptcy proceedings, reorganizations or financial restructurings. Distressed securities present a substantial risk of future default which may cause the Fund to incur losses, including additional expenses, to the extent it is required to seek recovery upon a default in the payment of principal or interest on those securities. The Fund also will be subject to significant uncertainty as to when, in what manner and for what value the obligations evidenced by the defaulted or distressed securities will eventually be satisfied.

In addition, the Fund may invest in loans of borrowers that are experiencing, or are likely to experience, financial difficulty. These loans are subject to greater credit and liquidity risks than other types of loans. In addition, the Fund can invest in loans of borrowers that have filed for bankruptcy protection or that have had involuntary bankruptcy petitions filed against them by creditors. A bankruptcy proceeding or other court proceeding could delay or limit the ability of the Fund to collect the principal and interest payments on that borrower’s loans or adversely affect the Fund’s rights in collateral relating to a loan.

Earnings Risk. The Fund’s limited term may cause it to invest in lower yielding securities or hold the proceeds of securities sold near the end of its term in cash or cash equivalents, which may adversely affect the performance of the Fund or the Fund’s ability to maintain its dividend.

Emerging Markets Risk. Investing in emerging market countries, as compared to foreign developed markets, involves substantial additional risk due to more limited information about the issuer and/or the security (including limited financial and accounting information); higher brokerage costs; different accounting, auditing and financial reporting standards; less developed legal systems and thinner trading markets; the possibility of currency blockages or transfer restrictions; an emerging market country’s dependence on revenue from particular commodities or international aid; and the risk of expropriation, nationalization or other adverse political or economic developments.

Emerging market countries may lack the social, political and economic stability and characteristics of more developed countries, and their political and economic structures may undergo unpredictable, significant and rapid changes from time to time, any of which could adversely impact the value of investments in emerging markets as well as the availability of additional investments in such markets. The securities markets of emerging market countries may be substantially smaller, less developed, less liquid and more volatile than the major securities markets in the United States and other developed nations. The limited size of these securities markets and the limited trading volume of securities issued by emerging market issuers could cause prices to be erratic and investments in emerging markets can become illiquid. As a result of the foregoing risks, it may be difficult to assess the value or prospects of an investment in such securities.

Europe Risk. The Fund is subject to certain risks associated specifically with investments in securities of European issuers, in addition to the risks associated with investments in non-U.S. securities generally. Political or economic disruptions in European countries, even in countries in which the Fund is not invested, may adversely affect security values and thus the Fund’s holdings. A significant number of countries in Europe are member states in the European Union (“EU”), and the member states no longer control

Investment Objective, Policies, Risks and Effects of Leverage (Continued)
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
May 31, 2025 (Unaudited)
their own monetary policies by directing independent interest rates for their currencies. In these member states, the authority to direct monetary policies, including money supply and official interest rates for the Euro, is exercised by the European Central Bank. In a 2016 referendum, the United Kingdom elected to withdraw from the EU. After years of negotiations between the United Kingdom and the EU, a withdrawal agreement was reached whereby the United Kingdom formally left the EU. As the second largest economy among EU members, the implications of the United Kingdom’s withdrawal are difficult to gauge and cannot be fully known. Trade between the United Kingdom and the EU is highly integrated through supply chains and trade in services, as well as through multinational companies. The United Kingdom’s departure may negatively impact the EU and Europe as a whole by causing volatility within the EU, triggering prolonged economic downturns in certain European countries or sparking additional member states to contemplate departing the EU (thereby perpetuating political instability in the region).

Financial Companies Risk. The Fund may invest in financial companies. Financial companies are subject to extensive governmental regulation and intervention, which may adversely affect the scope of their activities, the prices they can charge, the amount and types of capital they must maintain and, potentially, their size. Governmental regulation may change frequently and may have significant adverse consequences for financial companies, including effects not intended by such regulation. The impact of more stringent capital requirements, or recent or future regulation in various countries, on any individual financial company or on financial companies as a whole cannot be predicted. Certain risks may impact the value of investments in financial companies more severely than those of investments in other issuers, including the risks associated with companies that operate with substantial financial leverage. Financial companies may also be adversely affected by volatility in interest rates, loan losses and other customer defaults, decreases in the availability of money or asset valuations, credit rating downgrades and adverse conditions in other related markets. Insurance companies in particular may be subject to severe price competition and/or rate regulation, which may have an adverse impact on their profitability. Financial companies are also a target for cyber attacks and may experience technology malfunctions and disruptions as a result.

Foreign Currency Risk. Currency risk is the risk that fluctuations in exchange rates may adversely affect the value of the Fund’s investments. Currency exchange rates fluctuate significantly for many reasons, including changes in supply and demand in the currency exchange markets, actual or perceived changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks, or supranational agencies such as the International Monetary Fund, and currency controls or other political and economic developments in the U.S. or abroad.

Illiquid Securities Risk. The Fund invests a substantial portion of its assets in lower-quality debt issued by companies that are highly leveraged. Lower-quality debt tends to be less liquid than higher-quality debt. Moreover, smaller debt issues tend to be less liquid than larger debt issues. Although the resale or secondary market for senior loans is growing, it is currently limited. There is no organized exchange or board of trade on which senior loans are traded. Instead, the secondary market for senior loans is an unregulated inter-dealer or inter-bank resale market. In addition, senior loans in which the Fund invests may require the consent of the borrower and/or agent prior to the settlement of the sale or assignment. These consent requirements can delay or impede the Fund’s ability to settle the sale of senior loans. Depending on market conditions, the Fund may have difficulty disposing its senior loans, which may adversely impact its ability to obtain cash to repay debt, to pay dividends, to pay expenses or to take advantage of new investment opportunities.

Illiquid securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid securities are also more difficult to value, especially in challenging markets.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions may decline. This risk is more prevalent with respect to debt securities. Inflation creates uncertainty over the future real value (after inflation) of an investment. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy, and the Fund’s investments may not keep pace with inflation, which may result in losses to Fund investors.

Information Technology Companies Risk. Information technology companies produce and provide hardware, software and information technology systems and services.  Information technology companies are generally subject to the following risks: rapidly changing technologies and existing product obsolescence; short product life cycles; fierce competition; aggressive pricing and reduced profit margins; the loss of patent, copyright and trademark protections; cyclical market patterns; evolving industry standards; and frequent new product introductions and new market entrants.  Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel.  Information technology company stocks, particularly those involved with the internet, have experienced extreme price and volume fluctuations that are often unrelated to their operating performance.  In addition, information technology companies are particularly vulnerable to federal, state and local government regulation, and competition and consolidation, both domestically and internationally,

Investment Objective, Policies, Risks and Effects of Leverage (Continued)
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
May 31, 2025 (Unaudited)
including competition from foreign competitors with lower production costs.  Information technology companies also face competition for services of qualified personnel and heavily rely on patents and intellectual property rights and the ability to enforce such rights to maintain a competitive advantage.

Interest Rate Risk. The yield on the Fund’s common shares may rise or fall as market interest rates rise and fall, as senior loans pay interest at rates which float in response to changes in market rates. Changes in prevailing interest rates can be expected to cause some fluctuation in the Fund’s net asset value. Similarly, a sudden and significant increase in market interest rates may cause a decline in the Fund’s net asset value.

Leverage Risk. The use of leverage by the Fund can magnify the effect of any losses. If the income and gains from the securities and investments purchased with leverage proceeds do not cover the cost of leverage, the return to the common shares will be less than if leverage had not been used. Leverage involves risks and special considerations for common shareholders including: (i) the likelihood of greater volatility of net asset value and market price of the common shares than a comparable portfolio without leverage; (ii) the risk that fluctuations in interest rates on borrowings will reduce the return to the common shareholders or will result in fluctuations in the dividends paid on the common shares; (iii) in a declining market, the use of leverage is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares; and (iv) when the Fund uses certain types of leverage, the investment advisory fee payable to the Advisor will be higher than if the Fund did not use leverage.

Limited Term Risk. Because the assets of the Fund will be liquidated in connection with the Fund’s termination, the Fund may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Fund to lose money. In particular, the Fund’s portfolio may still have significant remaining average maturity and duration, and large exposures to lower-quality credits, as the termination date approaches, and if interest rates are high (and the value of lower-quality fixed-income securities consequently low) at the time the Fund needs to liquidate its assets in connection with the termination, the losses due to portfolio liquidation may be significant. Moreover, as the Fund approaches the termination date, its portfolio composition may change as more of its portfolio holdings are called or sold, which may cause the returns to decrease and the NAV of the Common Shares to fall. Rather than reinvesting the proceeds of matured, called or sold securities, the Fund may distribute the proceeds in one or more liquidating distributions prior to the final liquidation, which may cause fixed expenses to increase when expressed as a percentage of assets under management, or the Fund may invest the proceeds in lower yielding securities or hold the proceeds in cash, which may adversely affect its performance. Because the Fund will invest in below investment grade securities, it may be exposed to the greater potential for an issuer of its securities to default, as compared to a fund that invests solely in investment grade securities. As a result, should a Fund portfolio holding default, this may significantly reduce net investment income and, therefore, Common Share dividends, and also may prevent or inhibit the Fund from fully being able to liquidate its portfolio at or prior to the termination date. When terminated, the Fund’s final distribution will be based upon its NAV at the end of the term and investors in the Fund may receive more or less than their original investment.

Management Risk and Reliance on Key Personnel. The implementation of the Fund’s investment strategy depends upon the continued contributions of certain key employees of the Advisor, some of whom have unique talents and experience and would be difficult to replace. The loss or interruption of the services of a key member of the portfolio management team could have a negative impact on the Fund.

Market Discount from Net Asset Value. Shares of closed-end investment companies such as the Fund frequently trade at a discount from their net asset value. The Fund cannot predict whether its common shares will trade at, below or above net asset value.

Market Risk. Investments held by the Fund, as well as shares of the Fund itself, are subject to market fluctuations caused by real or perceived adverse economic conditions, political events, regulatory factors or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, market manipulation, government defaults, government shutdowns, regulatory actions, political changes, diplomatic developments, the imposition of sanctions and other similar measures, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. Any of such circumstances could have a materially negative impact on the value of the Fund’s shares, the liquidity of an investment, and result in increased market volatility. During any such events, the Fund’s shares may trade at increased premiums or discounts to their net asset value, the bid/ask spread on the Fund’s shares may widen and the returns on investment may fluctuate.

Non-U.S. Securities Risk. The Fund may invest a portion of its assets in securities of non-U.S. issuers. Investing in securities of non-U.S. issuers, which are generally denominated in non-U.S. currencies, may involve certain risks not typically associated with investing in securities of U.S. issuers. These risks include: (i) there may be less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) non-U.S. markets may be smaller, less

Investment Objective, Policies, Risks and Effects of Leverage (Continued)
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
May 31, 2025 (Unaudited)
liquid and more volatile than the U.S. market; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic events; (vi) certain non-U.S. countries may impose restrictions on the ability of non-U.S. issuers to make payments of principal and interest to investors located in the United States due to blockage of non-U.S. currency exchanges or otherwise; and (vii) withholding and other non-U.S. taxes may decrease the Fund’s return. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. In addition, there may be difficulty in obtaining or enforcing a court judgment abroad. These risks may be more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region or in emerging markets.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Potential Conflicts of Interest Risk. First Trust and the portfolio managers have interests which may conflict with the interests of the Fund. In particular, First Trust currently manages and may in the future manage and/or advise other investment funds or accounts with the same or substantially similar investment objective and strategies as the Fund. In addition, while the Fund is using leverage, the amount of the fees paid to First Trust for investment advisory and management services are higher than if the Fund did not use leverage because the fees paid are calculated based on managed assets. Therefore, First Trust has a financial incentive to leverage the Fund.

Prepayment Risk. Loans and corporate bonds are subject to prepayment risk. Prepayment risk is the risk that the borrower on a loan or issuer of a bond will repay principal (in part or in whole) prior to the scheduled maturity date. The degree to which such repayment occurs may be affected by general business conditions, interest rates, the financial condition of the borrower or issuer and competitive conditions among investors, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced which, in turn, may result in a decline in distributions to common shareholders. The Fund may not be able to reinvest the proceeds received on terms as favorable as the prepaid loan or bond.

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called instruments at market interest rates that are below the Fund’s portfolio’s current earnings rate. A decline in income could affect the common shares’ market price, level of distributions or the overall return of the Fund.

Second Lien Loan Risk. A second lien loan may have a claim on the same collateral pool as the first lien or it may be secured by a separate set of assets. Second lien loans are typically secured by a second priority security interest or lien on specified collateral securing the borrower’s obligation under the interest. Because second lien loans are second to first lien loans, they present a greater degree of investment risk. Specifically, these loans are subject to the additional risk that the cash flow of the borrower and property securing the loan may be insufficient to meet scheduled payments after giving effect to those loans with a higher priority. In addition, loans that have a lower than first lien priority on collateral of the borrower generally have greater price volatility than those loans with a higher priority and may be less liquid.

Senior Loan Risk. The Fund invests in senior loans and therefore is subject to the risks associated therewith.  Investments in senior loans are subject to the same risks as investments in other types of debt securities, including credit risk, interest rate risk, liquidity risk and valuation risk (which may be heightened because of the limited public information available regarding senior loans and because loan borrowers may be leveraged and tend to be more adversely affected by changes in market or economic conditions).  Further, no active trading market may exist for certain senior loans, which may impair the ability of the Fund to realize full value in the event of the need to sell a senior loan and which may make it difficult to value senior loans.  Senior loans may not be considered “securities” and the Fund may not be entitled to rely on the anti-fraud protections of the federal securities laws.
In the event a borrower fails to pay scheduled interest or principal payments on a senior loan held by the Fund, the Fund will experience a reduction in its income and a decline in the value of the senior loan, which will likely reduce dividends and lead to a decline in the net asset value of the Fund’s common shares. If the Fund acquires a senior loan from another lender, for example, by acquiring a participation, the Fund may also be subject to credit risks with respect to that lender. Although senior loans may be secured by specific collateral, the value of the collateral may not equal the Fund’s investment when the senior loan is acquired or may decline below the principal amount of the senior loan subsequent to the Fund’s investment. Also, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, the Fund bears the risk that the stock may decline in value, be relatively illiquid, and/or

Investment Objective, Policies, Risks and Effects of Leverage (Continued)
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
May 31, 2025 (Unaudited)
may lose all or substantially all of its value, causing the senior loan to be under collateralized. Therefore, the liquidation of the collateral underlying a senior loan may not satisfy the issuer’s obligation to the Fund in the event of non-payment of scheduled interest or principal, and the collateral may not be readily liquidated. The senior loan market has seen a significant increase in loans with weaker lender protections including, but not limited to, limited financial maintenance covenants or, in some cases, no financial maintenance covenants (i.e., “covenant-lite loans”) that would typically be included in a traditional loan agreement and general weakening of other restrictive covenants applicable to the borrower such as limitations on incurrence of additional debt, restrictions on payments of junior debt or restrictions on dividends and distributions. Weaker lender protections such as the absence of financial maintenance covenants in a loan agreement and the inclusion of “borrower-favorable” terms may impact recovery values and/or trading levels of senior loans in the future. The absence of financial maintenance covenants in a loan agreement generally means that the lender may not be able to declare a default if financial performance deteriorates. This may hinder the Fund’s ability to reprice credit risk associated with a particular borrower and reduce the Fund’s ability to restructure a problematic loan and mitigate potential loss. As a result, the Fund’s exposure to losses on investments in senior loans may be increased, especially during a downturn in the credit cycle or changes in market or economic conditions.

Sovereign Debt Securities Risk. The Fund may invest in sovereign debt securities. Sovereign debt securities are issued or guaranteed by foreign governmental entities. Investments in such securities are subject to the risk that the relevant sovereign government or governmental entity may delay or refuse to pay interest or repay principal on its debt. Such delays or refusals may be due to cash flow problems, insufficient foreign currency reserves, political considerations, the size of its debt relative to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. A governmental entity may default on its obligations or may require renegotiation as to maturity or interest rate units of debt payments. Any restructuring of a sovereign debt obligation held by the Fund will likely have a significant adverse effect on the value of the obligation. A restricting or default of sovereign debt security may cause additional impacts on financial markets such as downgrades to credit ratings, disruptions in trading markets, reduced liquidity and increase volatility. Additionally, the Fund may be unable to pursue legal action against the sovereign issuer or to realize on collateral securing the debt. The sovereign debt of many non-U.S. governments, including their sub-divisions and instrumentalities, is rated below investment-grade.

Valuation Risk. The valuation of senior loans may carry more risk than that of common stock. Market quotations may not be readily available for some senior loans and securities in which the Fund invests and valuation may require more research than for liquid securities. In addition, elements of judgment may play a greater role in the valuation of senior loans and certain other securities than for securities with a secondary market, because there is less reliable objective data available.  These difficulties may lead to inaccurate asset pricing.

NOT FDIC INSURED	NOT BANK GUARANTEED	MAY LOSE VALUE
Effects of Leverage
The aggregate principal amount of borrowings under the credit agreement (the “Credit Agreement”) with The Toronto-Dominion Bank, New York Branch represented approximately 22.13% of Managed Assets as of May 31, 2025. Asset coverage with respect to the borrowings under the Credit Agreement was 451.91% as of May 31, 2025 and the Fund had $73,000,000 of unutilized funds available for borrowing under the Credit Agreement as of that date. As of May 31, 2025, the maximum commitment amount under the Credit Agreement was $230,000,000. As of May 31, 2025, the approximate average annual interest and fee rate for the borrowings under the Credit Agreement was 5.54%.
Assuming that the Fund’s leverage costs remain as described above (at an assumed average annual cost of 5.54%), the annual return that the Fund’s portfolio must experience (net of expenses) in order to cover its leverage costs would be 1.23%.
The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Fund’s portfolio) of (10)%, (5)%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund.
The table further assumes leverage representing 22.13% of the Fund’s Managed Assets, net of expenses, and an annual leverage interest and fee rate of 5.54%.

Assumed Portfolio Total Return (Net of Expenses)	-10%	-5%	0%	5%	10%
Common Share Total Return	-14.42%	8.00%	-1.57%	4.85%	11.27%

Common Share total return is composed of two elements: the Common Share dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying dividends or interest on its leverage) and gains or losses on

Investment Objective, Policies, Risks and Effects of Leverage (Continued)
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
May 31, 2025 (Unaudited)
the value of the securities the Fund owns. As required by SEC rules, the table above assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% the Fund must assume that the distributions it receives on its investments are entirely offset by losses in the value of those securities.

Board of Trustees and Officers
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
May 31, 2025 (Unaudited)
The following tables identify the Trustees and Officers of the Fund. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.

Name, Year of Birth and Position with the Fund	Term of Office and Year First Elected or Appointed(1)	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Three Year Term • Since Fund Inception	Retired; Physician, Edward-Elmhurst Medical Group (2021 to September 2023); Physician and Officer, Wheaton Orthopedics (1990 to 2021)	306	None
Thomas R. Kadlec, Trustee (1957)	• Three Year Term • Since Fund Inception	Retired; President, ADM Investor Services, Inc. (Futures Commission Merchant) (2010 to July 2022)	306
Director, National Futures
Association; Formerly,
Director of ADM Investor
Services, Inc., ADM Investor
Services International,
ADMIS Hong Kong Ltd.,
ADMIS Singapore, Ltd., and
Futures Industry Association

Denise M. Keefe, Trustee (1964)	• Three Year Term • Since 2021	Senior Vice President, Advocate Health, Continuing Health Division (Integrated Healthcare System) (2023 to present); Executive Vice President, Advocate Aurora Health (Integrated Healthcare System) (2018 to 2023)	306
Director and Board Chair of
Advocate Home Health
Services, Advocate Home
Care Products and Advocate
Hospice; Director and Board
Chair of Aurora At Home
(since 2018); Director of
Advocate Physician Partners
Accountable Care
Organization; Director of
RML Long Term Acute Care
Hospitals; Director of Senior
Helpers (2021 to 2024); and
Director of MobileHelp
(2022 to 2024)

Robert F. Keith, Trustee (1956)	• Three Year Term • Since Fund Inception	President, Hibs Enterprises (Financial and Management Consulting)	306	Formerly, Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Three Year Term • Since Fund Inception	Senior Advisor (2018 to Present), Managing Director and Chief Operating Officer (2015 to 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	306	None

(1)
Currently, James A. Bowen, Robert F. Keith and Bronwyn Wright, as Class III Trustees, are serving as trustees until the Fund’s 2025 annual meeting of shareholders. Richard E. Erickson and Thomas R. Kadlec, as Class I Trustees, are serving as trustees until the Fund’s 2026 annual meeting of shareholders. Niel B. Nielson and Denise M. Keefe, as Class II Trustees, are serving as trustees until the Fund’s 2027 annual meeting of shareholders.

Board of Trustees and Officers (Continued)
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
May 31, 2025 (Unaudited)
Name, Year of Birth and Position with the Fund	Term of Office and Year First Elected or Appointed(1)	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Bronwyn Wright, Trustee (1971)	• Three Year Term • Since 2023	Independent Director to a number of Irish collective investment funds (2009 to Present); Various roles at international affiliates of Citibank (1994 to 2009), including Managing Director, Citibank Europe plc and Head of Securities and Fund Services, Citi Ireland (2007 to 2009)	278	None
INTERESTED TRUSTEE
James A. Bowen(2), Trustee and Chairman of the Board (1955)	• Three Year Term • Since Fund Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	306	None

Name and Year of Birth	Position and Offices with Fund	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(3)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since Fund Inception
Managing Director and Chief Financial Officer, First Trust
Advisors L.P. and First Trust Portfolios L.P.; Chief Financial
Officer, BondWave LLC (Software Development Company) and
Stonebridge Advisors LLC (Investment Advisor)

Derek D. Maltbie (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since 2023
Senior Vice President, First Trust Advisors L.P. and First Trust
Portfolios L.P., July 2021 to Present. Previously, Vice President,
First Trust Advisors L.P. and First Trust Portfolios L.P., 2014 to
2021.

W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Fund Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Fund Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Since Fund Inception	International General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.

(2)
Mr. Bowen is deemed an “interested person” of the Fund due to his position as CEO of First Trust Advisors L.P., investment advisor of the Fund.
(3)
The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
May 31, 2025 (Unaudited)
PRIVACY POLICY OF FIRST TRUST PORTFOLIOS L.P. AND FIRST TRUST ADVISORS L.P. (“FIRST TRUST”)
First Trust values its relationship with you and considers your privacy a priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information while providing you with the products/services you request or authorize.
Sources of Information
We collect nonpublic personal information (NPPI) about you from the following sources
•
Information we receive from you, or from your broker-dealer, investment professional or financial representative on your behalf through interviews, applications, agreements or other documentation;
•
Information about your transactions with us, our affiliates or other third-parties;
•
Information we receive from your inquiries by mail, e-mail or telephone; and
•
Information we collect on our website through the use of “cookies”. For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of NPPI we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, investment objectives, marital status, family relationships and other NPPI.
Disclosure of Information
We do not disclose NPPI about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•
In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your NPPI as described above to unaffiliated service providers that perform services on our behalf, such as transfer agents, custodians, accountants and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•
We may release NPPI we have about you if you direct us to do so.
•
We may be required by law to share your NPPI or may need to do so in other legally limited circumstances. For example, First Trust may need to share your NPPI to protect your account from fraud.
In addition, in order to alert you to our other financial products and services, we may share your NPPI within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and Matomo to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users. The information collected does not include any NPPI unless you voluntarily provide that information through the website for us to contact you in order to answer your questions or respond to your requests. You should not provide NPPI on our website if you do not want your information to be used by these services. To find out how to opt-out of these services click on: Google Analytics and Matomo Analytics Platform.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your NPPI to only those First Trust employees who need to know such information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your NPPI.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios L.P.) or 1-800-222-6822 (First Trust Advisors L.P.).
March 2025

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INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
ADMINISTRATOR,
FUND ACCOUNTANT, AND
CUSTODIAN
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
TRANSFER AGENT
Computershare, Inc.
P.O. Box 43006
Providence, RI 02940
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606

(b)	Not applicable to the Registrant.

Item 2. Code of Ethics.

(a)	The First Trust High Yield Opportunities 2027 Term Fund (“Registrant”), as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.
(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.
(d)	The Registrant, during the period covered by this report, has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.
(e)	Not applicable to the Registrant.
(f)	A copy of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller is filed as an exhibit pursuant to Item 19(a)(1).

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the Registrant’s Board of Trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees (Registrant) -- The aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $49,000 for the fiscal year ended 2024 and $49,000 for the fiscal year ended 2025.
(b)	Audit-Related Fees (Registrant) -- The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended 2024 and $0 for the fiscal year ended 2025.

Audit-Related Fees (Investment Advisor) -- The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended 2024 and $0 for the fiscal year ended 2025.

Audit-Related Fees (Distributor) -- The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended 2024 and $0 for the fiscal year ended 2025.

(c)	Tax Fees (Registrant) -- The aggregate fees billed for professional services rendered by the principal accountant for tax return review and debt instrument tax analysis and reporting were $14,400 for the fiscal year ended 2024 and $21,412 for the fiscal year ended 2025.

Tax Fees (Investment Advisor) -- The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the Registrant’s advisor were $0 for the fiscal year ended 2024 and $0 for the fiscal year ended 2025.

Tax Fees (Distributor) -- The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the Registrant’s distributor were $0 for the fiscal year ended 2024 and $0 for the fiscal year ended 2025.

These fees were for tax consultation and/or tax return preparation and professional services rendered for PFIC (Passive Foreign Investment Company) Identification Services.

(d)	All Other Fees (Registrant) -- The aggregate fees billed for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended 2024 and $0 for the fiscal year ended 2025.

All Other Fees (Investment Advisor) -- The aggregate fees billed for products and services provided by the principal accountant to the Registrant’s investment advisor, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended 2024 and $0 for the fiscal year ended 2025.

All Other Fees (Distributor) -- The aggregate fees billed for products and services provided by the principal accountant to the Registrant’s distributor, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended 2024 and $0 for the fiscal year ended 2025.

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the “Committee”) is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the Registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

The Committee is also responsible for the pre-approval of the independent auditor’s engagements for non-audit services with the Registrant’s advisor (not including a sub-advisor whose role is primarily portfolio management and is sub-contracted or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the Registrant’s advisor (other than any sub-advisor whose role is primarily portfolio management and is sub-contracted with or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the Registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor’s independence.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) for the Registrant and the Registrant’s investment advisor and distributor of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(C) or paragraph(C)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

Registrant:	Advisor and Distributor:
(b) 0%	(b) 0%
(c) 0%	(c) 0%
(d) 0%	(d) 0%

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.
(g)	The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the Registrant for the fiscal year ended 2024 were $14,400 for the Registrant, $28,600 for the Registrant’s investment advisor and $0 for the Registrant’s distributor; and for the fiscal year ended 2025 were $21,412 for the Registrant, $28,080 for the Registrant’s investment advisor and $0 for the Registrant’s distributor.
(h)	The Registrant’s audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the Registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) Not applicable to the Registrant.

(j) Not applicable to the Registrant.

Item 5. Audit Committee of Listed Registrants.

(a)	The Registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 consisting of all the independent directors of the Registrant. The audit committee of the Registrant is comprised of: Richard E. Erickson, Thomas R. Kadlec, Denise M. Keefe, Robert F. Keith, Niel B. Nielson and Bronwyn Wright.
(b)	Not applicable to the Registrant.

Item 6. Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included in the Registrant’s Annual Report, which is included as Item 1 of this Form N-CSR.
(b)	Not applicable to the Registrant.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a) Not applicable to the Registrant.

(b) Not applicable to the Registrant.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable to the Registrant.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable to the Registrant.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies

Not applicable to the Registrant.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

There were no approvals of an investment advisory contract during the Registrant’s most recent fiscal half-year.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

Information provided as of the date of filing of this N-CSR.

The First Trust Advisors Leveraged Finance Investment team manages a portfolio comprised primarily of U.S. dollar denominated high yield bonds and senior secured floating-rate loans. The Portfolio Managers are responsible for directing the investment activities within the Fund. William Housey is the Senior Portfolio Manager and has primary responsibility for investment decisions. Jeff Scott and Kevin Ziets assist Mr. Housey and there are also Senior Credit Analysts assigned to certain industries. The Portfolio Managers are supported in their portfolio management activities by the First Trust Advisors Leveraged Finance investment team, including a team of credit analysts, designated traders, and operations personnel. Senior Credit Analysts are assigned industries and Associate Credit Analysts support the Senior Credit Analysts. All credit analysts, operations personnel, designated traders, and portfolio managers report to Mr. Housey.

William Housey, CFA

Managing Director of Fixed Income, Senior Portfolio Manager

Mr. Housey joined First Trust Advisors L.P. in June 2010 as the Senior Portfolio Manager for the Leveraged Finance Investment Team and has 28 years of investment experience.  Mr. Housey is a Managing Director of Fixed Income and is also a member of the First Trust Strategic Model Investment Committee and the Fixed Income Sub-Committee.  Prior to joining First Trust, Mr. Housey was at Morgan Stanley Investment Management and its wholly owned subsidiary, Van Kampen Funds, Inc. for 11 years where he last served as Executive Director and Co-Portfolio Manager.  Mr. Housey has extensive experience in the portfolio management of both leveraged and unleveraged credit products, including senior loans, high-yield bonds, credit derivatives and corporate restructurings.  Mr. Housey received a B.S. in Finance from Eastern Illinois University and an M.B.A. in Finance as well as Management and Strategy from Northwestern University’s Kellogg School of Business. He also holds the FINRA Series 7, Series 52 and Series 63 licenses.  Mr. Housey also holds the Chartered Financial Analyst designation.  He is a member of the CFA Institute and the CFA Society of Chicago.  Mr. Housey also serves on the Village of Glen Ellyn, IL Police Pension Board.

Jeffrey Scott, CFA

Senior Vice President and Portfolio Manager

Mr. Scott is a Portfolio Manager and a Sector Specialist Credit Analyst for the Leveraged Finance Investment Team at First Trust Advisors L.P.  He has 34 years of experience in the investment management industry and has extensive experience in credit analysis, product development, and product management. Prior to joining First Trust, Jeff served as an Assistant Portfolio Manager and as a Senior Credit Analyst for Morgan Stanley/Van Kampen from October 2008 to June 2010. As Assistant Portfolio Manager, Jeff served on a team that managed over $4.0 billion of Senior Loan assets in three separate funds: Van Kampen Senior Loan Fund; Van Kampen Senior Income Trust; and Van Kampen Dynamic Credit Opportunities Fund. His responsibilities included assisting with portfolio construction, buy and sell decision making, and monitoring fund liquidity and leverage. Mr. Scott earned a B.S. in Finance and Economics from Elmhurst College and an M.B.A. with specialization in Analytical Finance and Econometrics and Statistics from the University of Chicago. He also holds the Chartered Financial Analyst designation and is a member of the CFA Institute and the CFA Society of Chicago.

Kevin Ziets, CFA

Senior Vice President and Portfolio Manager

Effective April 14, 2025, Mr. Ziets was added as a Portfolio Manager for the Leveraged Finance Investment Team at First Trust Advisors L.P.  He has 27 years of investment experience.  Prior to joining First Trust, Mr. Ziets was at Muzinich & Company from 2017 to 2025.  At Muzinich, he initially served as a Senior Credit Analyst and moved into the role of Portfolio Manager in July 2020 where he managed over $5 billion in leverage finance portfolios across public funds and SMAs.  Prior to Muzinich, Mr. Ziets spent over 10 years as a Senior Analyst on a number of sellside leverage finance research teams, including publishing roles in Consumer/Retail at Goldman Sachs and Citigroup.  He began his career at Moody’s, progressing to a Senior Analyst role from 1997 to 2006.  Mr. Ziets received a B.A. from Northwestern University and an M.B.A. from New York University’s Stern School of Business.  Mr. Ziets holds the FINRA Series 7 and Series 63 licenses and holds the Chartered Financial Analyst designation.   He is a member of the CFA Institute and the CFA Society of New York.

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Information provided as of May 31, 2025

Name of Portfolio Manager or Team Member	Type of Accounts	Total # of Accounts Managed*	Total Assets	# of Accounts Managed for which Advisory Fee is Based on Performance	Total Assets for which Advisory Fee is Based on Performance
1. William Housey	Registered Investment Companies:	7	$6.18B	0	$0
2. Jeffrey Scott	Registered Investment Companies:	7	$6.18B	0	$0
3. Kevin Ziets	Registered Investment Companies:	7	$6.18B	0	$0

Potential Conflicts of Interests

Potential conflicts of interest may arise when a portfolio manager of the Registrant has day-to-day management responsibilities with respect to one or more other funds or other accounts. The First Trust Advisors Leveraged Finance Investment Team adheres to its trade allocation policy utilizing a pro-rata methodology to address this conflict. First Trust and its affiliate, First Trust Portfolios L.P. (“FTP”), have in place a joint Code of Ethics and Insider Trading Policies and Procedures that are designed to (a) prevent First Trust personnel from trading securities based upon material inside information in the possession of such personnel and (b) ensure that First Trust personnel avoid actual or potential conflicts of interest or abuse of their positions of trust and responsibility that could occur through such activities as front running securities trades for the Registrant. Personnel are required to have duplicate confirmations and account statements delivered to First Trust and FTP compliance personnel who then compare such trades to trading activity to detect any potential conflict situations. In addition to the personal trading restrictions specified in the Code of Ethics and Insider Trading Policies and Procedures, employees in the First Trust Advisors Leveraged Finance Investment Team are prohibited from buying or selling equity securities (including derivative instruments such as options, warrants and futures) and corporate bonds for their personal account and in any accounts over which they exercise control. Employees in the First Trust Advisors Leveraged Finance Investment Team are also prohibited from engaging in any personal transaction while in possession of material non-public information regarding the security or the issuer of the security. First Trust and FTP also maintain a restricted list of all issuers for which the First Trust Advisors Leveraged Finance Investment Team has material non-public information in its possession and all transactions executed for a product advised or supervised by First Trust or FTP are compared daily against the restricted list.

(a)(3) Compensation Structure of Portfolio Manager(s) or Management Team Members

Information provided as of May 31, 2025

The compensation structure for internal portfolio managers is based upon a fixed salary as well as a discretionary bonus determined by the management of FTA. Salaries are determined by management and are based upon an individual’s position and overall value to the firm. Bonuses are also determined by management and are generally based upon an individual’s or team’s overall contribution to the success of the firm, assets under management and the profitability of the firm. Certain internal portfolio managers have an indirect ownership stake in the firm and will therefore receive their allocable share of ownership related distributions.

(a)(4) Disclosure of Securities Ownership as of May 31, 2025

Name of Portfolio Manager or Team Member	Dollar ($) Range of Fund Shares Beneficially Owned
William Housey	$100,001 - $500,000
Jeffrey Scott	$10,001-$50,000
Kevin Ziets	None

(b)	Not applicable to the Registrant.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No reportable purchases for the period covered by this report.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s board of directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 16. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	The Registrant did not engage in any securities lending activity during its most recent fiscal year.

(b)	The Registrant did not engage in any securities lending activity and no services were provided by the securities lending agent to the Registrant during its most recent fiscal year.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable to the Registrant.

(b)	Not applicable to the Registrant.

Item 19. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Not applicable to the Registrant.

(a)(3)	The certifications required by Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(4)	Not applicable to the Registrant.

(a)(5)	Not applicable to the Registrant.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c)	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies as required by Item 12 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust High Yield Opportunities 2027 Term Fund
By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	August 6, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	August 6, 2025
By (Signature and Title)*	/s/ Derek D. Maltbie
Derek D. Maltbie, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	August 6, 2025

* Print the name and title of each signing officer under his or her signature.